UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Circle Internet Group, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CIRCLE

2026 Proxy Statement

And Notice of Annual Meeting of Stockholders

May 14, 2026
10:00 a.m., Eastern Time

The new internet financial system

MISSION

Circle’s mission is to raise global economic prosperity through the frictionless exchange of value.

VALUES

HIGH INTEGRITY
We seek open and honest communication and hold
ourselves to very high moral and ethical standards.
Our customers and partners implicitly experience us
as high integrity, and our customer-centric choices
demonstrate this to them again and again.

MULTI-STAKEHOLDER
We organize, incentivize, and measure ourselves
against meeting the needs of all of our stakeholders—
our customers, our stockholders, our employees and
families, our local communities, and our world.

MINDFUL
We seek to be present and aware, to be respectful,
active listeners (with each other and with our
customers alike), and to pay attention to detail. We do
not rush to judgment, and when we are swept up by
strong emotions we patiently observe and
acknowledge them before reacting. Our mindfulness
leads to better understanding, and more respectful,
careful, and deliberate choices.

DRIVEN BY EXCELLENCE
We are driven by our mission and our passion for
customer success. Being driven also means that we
relentlessly pursue excellence, that we do not tolerate
mediocrity, that we reward based on merit, and that
we work intensely to achieve our goals. We are a
team that seeks to bring everyone along in our
collective achievement.

FUTURE FORWARD
We embrace a transformative vision for the future, and this future forward energy is core to how we operate.
Adaptive, agile, and constantly looking around corners, we thrive on complexity and uncertainty and constantly drive change through technology and its transformative potential. We question old practices and processes, always knowing that we can improve ourselves for the betterment of our customers and fulfilling our founding vision.

Proxy Statement 2026	1

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Message from our Chairman and CEO

Jeremy Allaire Co-Founder, Chairman & Chief Executive Officer
Fellow Stockholders:
2025 was a historic year for Circle. We became a public company in June with a highly successful and oversubscribed initial public offering (our “IPO”) and, fewer than three months later in August, we completed a follow-on offering. Our decade-
plus effort to get regulatory clarity helped lead to the passage of landmark stablecoin rules in the US (the GENIUS Act) and abroad, providing increased clarity for market participants and accelerating institutional adoption of stablecoins. We moved our headquarters to 1 World Trade Center in New York City, operating at the center of the financial industry we are seeking to transform. And we launched major new products that will help us deliver on our vision to build a full-stack, internet financial platform business that represents the foundation for a new era of programmable, high-velocity global economic coordination.
Financial strength, innovative products, and
commercial leadership
Reflecting on 2025, we are proud of the strong results that Circle achieved while continuing to operate with our mission in mind—raising global economic prosperity through the frictionless exchange of value. And as we closed out 2025, our strategy became even clearer, to build the leading full-stack internet financial platform company focused on creating the foundation of a more open, global economy through digital assets, payment applications, and programmable blockchain infrastructure.
In 2025, we secured and expanded significant partnerships across digital assets, banking infrastructure, payments, international dollar access, and capital markets.
Companies such as Brex, Bybit, Deutsche Börse Group, DRW, Finastra, Fireblocks,
Hyperliquid, ICE, Kraken, OKX, SBI Holdings, Visa, and more partnered with us in
2025. They are part of a broad ecosystem of companies, both digital and mainstream, relying on Circle’s programmable money, innovative infrastructure, and transparent approach to make the global financial system more open and efficient.
We launched several major products that support the full-stack internet financial platform we are building: Circle Payments Network (“CPN”), which connects financial institutions and enables real-time settlement of cross-border payments using regulated stablecoins; and Arc, the economic operating system for the internet
—a purpose-built Layer-1 blockchain that unites programmable money and onchain innovation with real-world economic activity, designed to operate as neutral, institutional-grade infrastructure at internet scale.
We also made critical regulatory headway in the US and globally. The GENIUS Act is creating powerful tailwinds for Circle and expanding interest in stablecoins by major financial institutions, mainstream enterprises, technology companies, and governments. In December 2025, we received conditional approval from the Office of the Comptroller of the Currency (“OCC”) to establish a national trust bank. We have also received a key license in the United Arab Emirates and regulatory achievements in Japan and Canada.

2	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

In further support of our corporate mission, we launched the Circle Foundation, our philanthropic initiative dedicated to advancing financial resilience and inclusion, and through our participation in Pledge 1% equity commitment, committed 1% of our equity and resources to charitable giving, volunteer time, and community support programs. We believe these initiatives represent strong momentum in our mission to raise global prosperity through the frictionless exchange of value.
Looking forward
Today, enterprises, governments, and financial institutions are increasingly embracing the idea that open protocols for money and value exchange can power the next era of global economic coordination. I always believed this would happen, but when I co-founded Circle these ideas were as audacious as they were uncertain.
The pushback I faced, that everyone at Circle faced, was daunting. What we were trying to do was hard—and still is.
Transforming the financial system was always going to be a long journey. But we have made great progress toward building the new internet financial system, where open internet infrastructure and open software infrastructure collides with the global financial system and ultimately transforms it. And we’ve made great strides toward building the leading full-stack internet financial platform company. Still, I believe we are just getting started.
We have been fortunate to meet many of our new stockholders this past year, and I am pleased to invite you to attend our inaugural annual meeting as a public company. The annual meeting will be a virtual stockholder meeting, conducted via live webcast at www.virtualshareholdermeeting.com/CRCL2026 on Thursday,
May 14, 2026 at 10:00 a.m., Eastern Time, at which you can submit questions and vote online. We ask for your support on the voting items in our proxy to enable us to continue to execute on our focus of building the foundation of a more open, global economy. Whether or not you plan to participate in the annual meeting, I strongly encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The accompanying Proxy Statement explains more about voting. Please read it carefully.
On behalf of the Board and the management team, I want to thank you for your investment in Circle and look forward to your continued engagement.
Sincerely,
Jeremy Allaire
Co-Founder, Chairman, and Chief Executive Officer

Proxy Statement 2026	3

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Message from our
Lead Independent Director

Rajeev Date Lead Independent Director Circle Internet Group, Inc.
Fellow Stockholders:
Twelve and a half years ago, back when my own firm was still using folding chairs as office furniture, I met two founders whose ambitions were immensely larger than their surroundings—Jeremy Allaire and Sean Neville. They had just started Circle and, even in those early days, it was clear that Jeremy and Sean were not searching for incremental improvement over existing products and systems. Instead, their vision was that of full-scale transformation of the global economic operating system.
I joined Circle’s Board of Directors later that year and have had the pleasure of watching Circle grow from an early-stage startup to a public company operating at the heart of the internet financial system.
2025 was a defining year for Circle. In June, we completed our IPO and began trading on the New York Stock Exchange, marking a historic moment not only for the Circle team but for our broader industry. The IPO was the culmination of years of work, and a testament to the durability of Circle’s vision to marry the benefits of the internet—global scale, programmability, and hyper connectedness—with the bedrock strengths of traditional finance—trust, compliance, security, and risk management.
As gratifying as that milestone was, it is one that our Board and management team have always viewed as a starting line, not a finish line. The responsibilities that come with being a public company are responsibilities we welcome. The public markets now provide a clearer window into Circle’s financial profile, operations, and governance, and we are committed to maintaining the trust that our stockholders, regulators, and partners have placed in us.
Among the most significant of our new responsibilities as a public company is our requirement to hold an annual meeting and publish our proxy statement. Each year, that process gives us an opportunity to report on the strength of our governance, explain the structure and rationale of our executive compensation, and to describe how the Board oversees strategy and risk. It is also a moment for us to step back and listen—to solicit feedback from you on important matters, understand your perspectives, and incorporate your input into how we lead and govern Circle over the long term.
As Lead Independent Director, my role is to help ensure that independent oversight remains at the center of the Board’s work. To that end, our Board is composed of individuals with deep experience in financial services, risk management, technology, accounting, and regulation. It is majority-independent, and independent directors chair and populate the committees that oversee key areas such as audit, risk, compensation, and corporate governance.

4	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

In 2025 and into 2026, we continued to invest in the effectiveness of our independent oversight—reevaluating the composition of our committees, adopting sound corporate governance guidelines and committee charters, and thoughtfully managing Board refreshment. We welcomed two new directors, Adam Selipsky and
Kirk Koenigsbauer, each of whom bring decades of executive experience scaling internet platform infrastructure and delivering some of the most important technology to companies and industries globally. And we said goodbye to David Orfao, my fellow Circle director for twelve years. I am deeply grateful to David for his dedicated service on our Board, and I thank him for the insight, judgment, and steady partnership he brought to Circle and our Board throughout his tenure. We all learned from his wisdom and his kindness, and no one more so than me.
It has been quite the journey from folding chairs to a front row seat at the New York
Stock Exchange. But this is only the beginning for Circle. The work ahead is substantial, but Circle is well positioned to deliver on its vision and, in so doing, to deliver sustainable, long-term value for our stockholders.
On behalf of the entire Board, I want to thank the Circle team for their extraordinary efforts in 2025 and to thank you for your confidence and partnership. It is an honor to serve as your Lead Independent Director, and I look forward to working with my fellow directors and with management as we guide Circle through its next chapter as a public company.
Sincerely,
Rajeev Date
Lead Independent Director
Circle Internet Group, Inc.

Proxy Statement 2026	5

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Notice of Annual Meeting
of Stockholders
Items of Business

PROPOSAL 1
Election of Directors
FOR the three Class I directors named herein	Page 17

PROPOSAL 2
Advisory Vote to Approve Named Executive Officer Compensation
FOR	Page 49

PROPOSAL 3
Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation
FOR annual vote	Page 76

PROPOSAL 4
Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm
FOR	Page 77
Stockholders will also transact any other business that may properly come before the Annual Meeting or any postponements or
adjournments thereof.
By order of the Board of Directors,

Sarah K. Wilson General Counsel and Corporate Secretary April 1, 2026
YOUR VOTE IS IMPORTANT. Make sure to have your Notice of
Internet Availability of Proxy Materials, proxy card, or voting instruction form with control number available and follow the instructions. For additional information, see “How do I vote?” on page 87.
Meeting Information
DATE AND TIME:
Thursday, May 14, 2026
10:00 a.m., Eastern Time
LOCATION – VIRTUAL MEETING:
Live via webcast at: www.virtualshareholdermeeting.com/
CRCL2026. Access will open 15 minutes prior to start.
RECORD DATE:
Only stockholders of record at the close of business on
March 16, 2026 are entitled to receive notice of, and to
vote at, the Annual Meeting.
Voting Information
BY INTERNET:
You may vote online by accessing www.proxyvote.com
and following the on-screen instructions.
BY TELEPHONE:
You may vote by calling toll free 1-800-690-6903
and following the instructions.
BY MAIL:
You may vote by signing, dating and mailing the proxy
card in the envelope provided, or return it to Vote
Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.
AT THE VIRTUAL MEETING:
You may vote at the Annual Meeting by logging into the
virtual platform at www.virtualshareholdermeeting.com/
CRCL2026 and following the voting link.

Important notice regarding the availability of proxy materials for the 2026 Annual Meeting to be held on May 14, 2026: This proxy statement and Circle’s Annual Report on Form 10-K for fiscal year 2025 are available at www.proxyvote.com.

6	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

Proxy Statement 2026	7

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

WEBSITES
Links to websites included in this Proxy Statement are provided solely for convenience. Information contained on websites, including on our website, is not, and will not be deemed to be, a part of this Proxy Statement or incorporated by reference into any of our other filings with the Securities and Exchange Commission (the “SEC”).
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. The words
“believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,”
“plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results is, or will be included, in our filings we make with the SEC from time to time, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on
March 9, 2026. Except as required by law, Circle assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

8	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
About Circle
We are building one of the world’s leading full-stack internet financial platform companies, building the foundation of a more open, global economy through digital assets, payment applications, and programmable blockchain infrastructure. Our platform includes the world’s largest stablecoin network anchored by USDC, Circle Payments Network for global money movement, and Arc, our enterprise-grade blockchain designed to become the Economic OS for the internet. Enterprises, financial institutions, and developers use Circle to power trusted, internet-scale financial innovation.
Circle is building a full-stack, internet financial
platform business
The Circle platform helps businesses build and scale with Stablecoins

Apps	FX StableFX Access 24/7 onchain FX	PAYMENTS Circle Payments Network (“CPN”) Power real-time global money movement

Digital Assets & Services	STABLECOINS The leading regulated digital dollar The leading regulated digital euro	TOKENIZED FUNDS A tokenized money market fund	LIQUIDITY SERVICES Mint Access and distribute USDC liquidity xReserve Launch a USDC-backed stablecoin

Arc & Developer Infrastructure	BLOCKCHAIN The Economics OS for the internet	DEVELOPER TOOLS Wallets Embed secure wallets in any app Contracts Build and manage smart contracts	INTEROPERABILITY CCTP Move USDC between supported blockchains Gateway Enable a unified USDC balance

Proxy Statement 2026	9

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Advantages of Our Stablecoins and Platform

BUILT FOR
INTERNET-SCALE
AND SPEED
Our platform harnesses
the power and
efficiency of the internet
to dramatically increase
the speed and scale of
traditional forms of
money, supporting
money use cases.
	STRONG CIRCULATION AND LIQUIDITY Our platform is anchored by USDC, with over $75 billion in circulation and daily transaction volumes regularly topping $10 billion as of December 31, 2025.	MARKET NEUTRALITY Our platform’s market neutral infrastructure and 24/7/365 availability leads global partners to build on our platform.	REGULATION FIRST Regulation-first by design, our platform lets partners launch confidently as stablecoin rules emerge.

UNMATCHED INTEROPERABILITY USDC has the greatest interoperability, integrated natively on 30 public blockchains and counting as of December 31, 2025.	DEEP FIAT INTEGRATION USDC is deeply integrated with the existing financial system, providing global accessibility within local financial systems.	TRANSPARENT AND TRUSTED We deliver transparent, public-company-grade reporting and third-party assurance to build trust and confidence in our platform.
FOCUSED ON
THIRD-PARTY
NEEDS
We provide APIs,
interoperability
infrastructure, and
developer tools that
make it easy to build
seamless stablecoin
and wallet experiences
and continue innovating
on our platform.

10	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
2025 Key Highlights - Momentum & Growth

STRONG PERFORMANCE $2.7 billion of total revenue and reserve income, up 64% year-over-year $1.2 billion IPO completed in June $1.5 billion follow-on offering in August	ECOSYSTEM GROWTH USDC circulation of $75.3 billion, up 72% year-over-year $33.3 trillion of USDC onchain transaction volume, up 384% year-over-year	ECOSYSTEM EXPANSION Added 14 new chains —USDC natively integrated on 30 chains, the most of any stablecoin CCTP cross-chain volume of $106 billion, up 355% year-over-year	KEY PLATFORM EXPANSION USYC—tokenized money market fund CPN—the global stablecoin payment platform ARC—Layer 1 Blockchain for enterprise

Fiscal year 2025 was an exceptional year for Circle. We debuted as a public company in June on the New York Stock
Exchange (“NYSE”) with our IPO (total offering size approximately $1.2 billion, including shares sold by selling stockholders)
and executed a follow-on offering of our stock in August (total offering size approximately $1.5 billion, including shares sold by selling stockholders).
Our financial performance in 2025 was strong, underscored by a 64% increase in total revenue and reserve income to
$2.7 billion. USDC continued to grow in 2025, ending the year with $75.3 billion in circulation—up 72% year-over-year—and outpacing the overall fiat-backed stablecoin market, which grew 46% over the same period (Source: CoinMarketCap as of
December 31, 2025).
Transaction activity on the USDC network grew even faster than circulation, with USDC onchain transaction volume growing to
$33.3 trillion in 2025—a 384% increase year-over-year—which reflected expanding use of USDC and increased activity across supported blockchain networks.
We continued to expand the Circle stablecoin network, adding 14 new chains that have USDC natively integrated. USDC is now on 30 chains, the most of any stablecoin, underscoring the interoperability of the Circle platform.
We also significantly expanded our product platform in 2025. In July, we relaunched USYC, Circle’s tokenized money market fund that we acquired in January. By year end, USYC grew to $1.5 billion assets under management to become a top three tokenized money market fund. In May, we launched Circle Payments Network, our platform to connect financial institutions and enable real-time settlement of payments using stablecoins. In October, we announced Arc, our Layer-1 blockchain purpose-
built to support real-world financial flows.
Circle remains at the early stages of our growth opportunity, with a strong competitive position and leading product platform and infrastructure. While 2025 was a monumental year in Circle’s history, we believe our greatest opportunities remain before us.

Proxy Statement 2026	11

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Proxy Voting Roadmap
This is intended to provide an overview of voting matters and recommendations. It may not contain all information important to you. Please review this Proxy Statement and our 2025 Annual Report in their entirety prior to voting.

PROPOSAL 1

Election of Three Class I Directors

Our Board recommends a vote FOR each of the director nominees.	See page 17 for more information.

Our Board of Directors (“Board”) believes our directors possess the appropriate mix of skills, qualifications, and expertise to effectively guide, oversee, and challenge management in the execution of our strategy.
Board Overview

Jeremy Allaire | 54 Chairman of the Board Director Since 2013 Chairman and Chief Executive Officer, Circle	Craig Broderick | 66 Director Since 2023 Former Chief Risk Officer, Goldman Sachs	P. Sean Neville | 54 Director Since 2016 Founder, Director, and Chief Executive Officer, Catena Labs	Bradley Horowitz | 60 Director Since 2024 General Partner and Co-Founder, Wisdom Ventures	Kirk Koenigsbauer | 58 Director Since 2026 President and Chief Operating Officer, Microsoft Experiences and Devices

AC – Audit Committee
CC – Compensation Committee
NCGC – Nominating and Corporate
Governance Committee
RC – Risk Committee
SC – Strategy Committee
– Independent
– Member
– Chair
Class I Directors with Terms Expiring at the 2026 Annual Meeting
Class II Directors with Terms Expiring at the 2027 Annual Meeting
Class III Directors with Terms Expiring at the 2028 Annual Meeting

M. Michele Burns | 68 Director Since 2013 Former Chief Executive Officer, Retirement Policy Center	Rajeev Date | 55 Lead Independent Director Director Since 2013 Managing Director, Fenway Summer	Danita Ostling | 65 Director Since 2021 Former Partner, Ernst & Young	Adam Selipsky | 59 Director Since 2025 Former Chief Executive Officer, Amazon Web Services

12	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

INDEPENDENCE	TENURE	AGE

Corporate Governance Highlights
Our Board is deeply committed to strong corporate governance and robust independent oversight, which it believes are essential to driving sustained stockholder value. To that end, our Board has adopted our Corporate Governance Guidelines that, together with our amended and restated certificate of incorporation, our amended and restated bylaws, and the charters of our Board Committees, provide a holistic framework for the Board’s oversight and corporate governance practices.

BOARD COMPOSITION AND INDEPENDENCE
•Empowered Lead Independent Director role with clearly
articulated responsibilities
•All independent directors, other than the Chief Executive
Officer (“CEO”)
•Equal mix of long-tenured directors (greater than five
years) and newly-elected directors (less than five years),
with three new independent technologists joining the Board
since 2024
•Balanced Board with a breadth of skills, experiences,
and areas of expertise, spanning financial services
and technology
•Audit Committee, Compensation Committee, Nominating
and Corporate Governance Committee, and Risk Committee
each composed entirely of independent directors
•Independent chairs of all Board Committees

ROBUST BOARD AND
COMMITTEE OVERSIGHT
•Rigorous oversight of the development and
execution of our strategic plans
•Robust Board and Committee process for
overseeing key enterprise risks, including
cybersecurity-related risks
•Executive sessions with only independent
directors at every regularly scheduled Board
and Committee meeting
•Strong Board and management succession
planning processes

ACCOUNTABILITY TO
STOCKHOLDERS
•No stockholder rights plan (“poison pill”)
•Narrowly tailored high-vote stock structure with
appropriate sunset provisions
•Classified Board to support longer tenure,
supporting informed oversight in a highly-complex
industry subject to evolving regulation
•Robust stock ownership guidelines for our
executive officers and directors
•Policy prohibiting hedging, pledging, or short-
selling of our stock by executive officers
and directors

STRONG GOVERNANCE PRACTICES
•Annual review of Committee charters and
governance policies
•Annual Board and Committee evaluations
•Comprehensive executive officer and director Code
of Conduct
•Board guidelines related to service on other public
company boards
•Disclosure of director skills matrix on an individual basis

Proxy Statement 2026	13

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Board Engagement
ACTIVE BOARD ENGAGEMENT THROUGHOUT 2025

40 Total Board and Committee meetings	Includes:
	18 total Board meetings	22 total Committee and Subcommittee meetings

In addition to the Board’s active engagement in formal meetings, our directors engage in ongoing and meaningful discussions with senior leaders between meetings to stay informed of the issues affecting our business. The Lead
Independent Director and Committee chairs also meet with management and review proposed agendas in advance of meetings, providing input and ensuring the right topics are covered.

14	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

PROPOSAL 2

Advisory Vote to Approve Named Executive Officer Compensation

Our Board recommends a vote FOR this proposal.	See page 49 for more information.

2025 Executive Compensation Program
The proposal to approve the compensation of our named executive officers gives our stockholders the opportunity to cast a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as described in the Executive Compensation section of this Proxy Statement.
While we intend to carefully consider the voting results of this proposal, this vote is advisory in nature, and, therefore, is not binding on us or our Board. Our Board and the Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our named executive officers.
The cornerstone of our compensation program is our pay-for-performance philosophy that is designed to link a significant portion of each named executive officer’s compensation to our performance as a company, including by setting ambitious performance targets in alignment with our strategic plan. The Compensation Committee designs our compensation program to be aligned with our long-term growth strategy and stockholders’ interests, with executive compensation significantly weighted to be at-risk and performance-driven.

	Element	Form	Target – CEO	Target – Average NEOs	Key Features

Fixed	Base Salary	Cash			•Provides fixed, ongoing compensation to attract and retain executives, which is representative of the market for their role and expected contributions.

Variable	Short-Term Incentive	Cash
•Variable cash incentive opportunity to motivate
executives to achieve key short-term business and
financial objectives aligned with our operating plan and
strategic priorities.
•Payouts are determined formulaically based on the
achievement of semi-annual financial and business
performance goals described on page 58.

	Long-Term Incentive	Equity			•Granted in the form of restricted stock units to align the interests of executives with stockholders. •Multi-year vesting schedules encourage long-term ownership, retention, and leadership continuity.

Proxy Statement 2026	15

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Ambitious Targets
We value meritocracy. Our performance-based compensation opportunity is designed to be highly market competitive and includes business targets designed to be ambitious and attainable.
Continued Review and Responsiveness to Stockholders
The Compensation Committee is committed to continual review and refinement of our compensation program, taking into consideration stockholder feedback and the evolution of our business.
Peer Benchmarked
We evaluate the pay levels and practices of our objectively established peer company group alongside company and individual performance.

16	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

PROPOSAL 3

Advisory Vote to Approve the Frequency of
Future Advisory Votes on Named Executive
Officer Compensation
Our Board Recommends Holding A Say-on-pay Vote Annually Since It Allows For More Frequent Feedback From Our
Stockholders On Our Executive Compensation Programs As Well As The Compensation Paid To Our Named
Executive Officers.

Our Board recommends a vote FOR annual say-on-pay frequency.	See page 76 for more information.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive officer compensation that occurs every year is most appropriate for our company, as it will allow our stockholders to provide us with their direct, timely input on our executive compensation program as disclosed in the proxy statement every year. An annual vote is therefore consistent with our efforts to engage our stockholders on executive compensation and corporate governance matters.

PROPOSAL 4

Ratification of the Appointment of Deloitte & Touche
LLP as the Independent Registered Public
Accounting Firm
Our Audit Committee Has Considered The Independence And Qualifications Of Deloitte & Touche LLP (“Deloitte”) And
Has Determined That The Retention Of Deloitte Is In The Best Interests Of Circle And Its Stockholders

Our Board recommends a vote FOR this proposal.	See page 77 for more information.

After careful consideration of the quality of services provided by Deloitte and the factors described in the Audit Matters section of this Proxy Statement, the Audit Committee, and the Board have determined that the retention of Deloitte as our independent auditor continues to be in the best interests of Circle and our stockholders. The Audit Committee believes that Deloitte’s tenure as our auditor lends Deloitte valuable experience with us and that Deloitte possesses knowledge of our business that is beneficial to the quality and effectiveness of their audit. This experience enables Deloitte to develop and implement efficient and innovative audit processes with respect to our company, focus on the risks that are significant to Circle and our industry, and provide services for fees the Audit Committee considers competitive.

Proxy Statement 2026	17

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Board and Governance Matters

Election of Directors

Our Board is currently composed of nine directors. We have a classified Board consisting of three classes, with three classes having three directors, each such class serving staggered three-year terms. At each annual meeting of stockholders, the nominees for director shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or under their earlier resignation or removal.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board has approved, Jeremy
Allaire, Craig Broderick, and P. Sean Neville as nominees for election as Class I directors at the Annual Meeting. If elected, each of the nominees will serve as directors until our annual meeting in 2029 and until their successors are duly elected and qualified, or under their earlier resignation or removal.
Each director nominee has agreed to be named as a nominee in this proxy statement and to serve as a director if elected. We have no reason to believe that any nominee will be unable to serve as a director. However, if any nominee should become unable to serve, proxies may be voted for another person nominated as a substitute by the
Board, or the Board may reduce the number of directors.
Vote Required
Directors shall be elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In determining the number of votes cast for or against a proposal or nominee, neither shares abstaining from voting on the proposal or nominee nor any broker
“non-votes,” will be treated as votes cast for or against the proposal or nominee.

Our Board recommends a vote FOR each of the Class I director nominees (Messrs. Allaire, Broderick, and Neville).

18	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Board Skills and Experiences
Our Board seeks directors with a broad spectrum of experience and expertise with a reputation for integrity and strives to maintain a diverse membership that enhances the Board’s discussions and oversight of our company and management.

	Allaire	Broderick	Burns	Date	Horowitz	Koenigsbauer	Neville	Ostling	Selipsky
Leadership and Governance
Senior Leadership Experience
Global Business Experience
Public Company/Corporate Governance Board Experience
Business/Strategic
Financial Services or FinTech Industry Experience
Technology/Innovation Experience
Business Development and Strategy
Go-to-Market Experience
Human Capital Management
Digital Asset Industry Understanding
Risk and Financial
Finance/Accounting
Cybersecurity/Information Security Risk Management
Legal/Regulatory/Risk Management/Compliance Experience in Financial Services/ Other Highly Regulated Industries
Environmental and Social Risk Management

Proxy Statement 2026	19

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Director Biographies
Class I Directors: Standing for Election at the 2026 Annual
Meeting of Stockholders

Jeremy Allaire | 54
Chairman and Chief Executive Officer, Circle
Director since: 2013	Committees: Strategy

CAREER HIGHLIGHTS
Jeremy Allaire has served as our Chairman and Chief Executive Officer since our founding in August 2013. Mr. Allaire previously served as co-founder and Chief
Executive Officer of Brightcove, technologist and entrepreneur in residence at
General Catalyst, Chief Technology Officer of Macromedia, and co-founder and Chief
Technology Officer of Allaire Corporation. As our co-founder and Chief Executive Officer, we believe Mr. Allaire is a valuable member of our Board.
EDUCATION
Mr. Allaire holds a B.A. in political science and philosophy from Macalester College.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS None PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS None

KEY AREAS OF EXPERTISE

Craig Broderick | 66
Former Chief Risk Officer, Goldman Sachs
Director since: 2023	Committees: Audit, Risk (Chair), Strategy

CAREER HIGHLIGHTS
Craig Broderick has served as a member of our Board since June 2023. From 1985 to
January 2018, Mr. Broderick served in various positions with Goldman Sachs, including as Chief Risk Officer from 2008 to January 2018, overseeing the firm’s credit, market, liquidity, operational, model, counterparty, and insurance risks. We believe that
Mr. Broderick’s expertise in risk management and service in organizations that align with our mission make him a valuable member of our Board.
EDUCATION
Mr. Broderick holds a B.A. in economics from the College of William and Mary.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS •Bank of Montreal PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS •RMG Acquisition Corp I •RMG Acquisition Corp II •RMG Acquisition Corp III

KEY AREAS OF EXPERTISE

20	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

P. Sean Neville | 54
Founder, Director, and Chief Executive Officer, Catena Labs
Director since: 2016	Committees: Nominating and Corporate Governance, Risk, Strategy

CAREER HIGHLIGHTS
Sean Neville is a co-founder of Circle and has been affiliated with our company since our founding in August 2013. Mr. Neville joined our Board in May 2016. From
August 2013 to December 2019, Mr. Neville served as our Chief Technology Officer and President. Mr. Neville is currently founder, director, and Chief Executive Officer of Catena Labs. Mr. Neville previously served in product and engineering leadership roles at Adobe, Brightcove, Macromedia, and Allaire Corporation, and was founder of
Sevenchord Studios. We believe Mr. Neville’s experience as a co-founder of Circle and as a technologist in the digital asset industry makes him a valuable member of our Board.
EDUCATION
Mr. Neville holds a B.A. from Kennesaw University.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS None PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS None

KEY AREAS OF EXPERTISE

Class II Directors: Standing for Election at the 2027 Annual
Meeting of Stockholders

M. Michele Burns | 68
Former Chief Executive Officer, Retirement Policy Center
Director since: 2013	Committees: Audit, Nominating and Corporate Governance (Chair)

CAREER HIGHLIGHTS
Michele Burns has served as a member of our Board since December 2013. From
October 2011 to February 2014, Ms. Burns served as the Chief Executive Officer of
Retirement Policy Center. Ms. Burns previously served as the Chief Executive Officer of
Mercer, a subsidiary of Marsh, the Chief Financial Officer of Marsh, the Chief Financial
Officer of Mirant, the Chief Financial Officer of Delta Airlines, and a Partner at Arthur
Andersen. We believe that Ms. Burns’ expertise in corporate finance, accounting, and strategy and her experience as a public company chief financial officer and director make her a valuable member of our Board.
EDUCATION
Ms. Burns holds a B.B.A. and a M.Acc. from the University of Georgia.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS •Goldman Sachs Group •Anheuser-Busch InBev •Etsy PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS •Cisco Systems •Wal-Mart Stores •Alexion Pharmaceuticals

KEY AREAS OF EXPERTISE

Proxy Statement 2026	21

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

Rajeev Date | 55
Managing Director, Fenway Summer
Director since: 2013	Committees: Audit, Compensation (Chair), Nominating and Corporate Governance

CAREER HIGHLIGHTS
Rajeev Date has served as a member of our Board since October 2013 and as our Lead
Independent Director since November 2024. Mr. Date has served as Managing Director of Fenway Summer since April 2013. Mr. Date previously served as the first Deputy
Director of the U.S. Consumer Financial Protection Bureau and as a Managing Director
in the Financial Institutions Group at Deutsche Bank Securities. Mr. Date formerly served on the boards of directors of Customers Bancorp, Green Dot, Better Mortgage, Prosper
Marketplace, and Megalith Financial Acquisition Corp. We believe that Mr. Date’s extensive experience in the private and public sector, the perspective that he brings both as an investor and board member at leading FinTech companies, and his understanding of the unique needs of operations and governance at regulated companies make him a valuable member of our Board.
EDUCATION
Mr. Date holds a B.S. in engineering from the University of California at Berkeley and a
J.D. from Harvard Law School.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS None PREVIOUS PUBLIC COMPANY DIRECTORSHIPS •Customers Bancorp •Green Dot •Better Mortgage, Inc. •Megalith Financial Acquisition Corp.

KEY AREAS OF EXPERTISE

Danita Ostling | 65
Former Partner, Ernst & Young
Director since: 2021	Committees: Audit (Chair), Compensation, Risk

CAREER HIGHLIGHTS
Danita Ostling has served as a member of our Board since October 2021. From August
1999 to June 2021, Ms. Ostling practiced at Ernst & Young, serving as a partner, servicing a broad spectrum of publicly traded and privately held clients on complex issues in accounting, auditing, risk, regulatory, and securities registrations, and serving in senior leadership positions such as the Professional Practice Director for Ernst &
Young’s U.S. East Region and as Deputy Director Global Assurance Professional
Practice – Accounting. We believe that Ms. Ostling’s experience working with large global organizations on complex issues makes her a valuable member of our Board.
EDUCATION
Ms. Ostling holds a B.S. in accounting from the University of Arkansas at Little Rock.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS •nVent Electric plc •Dover Corporation PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS None

KEY AREAS OF EXPERTISE

22	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Class III Directors: Standing for Election at the 2028
Annual Meeting of Stockholders

Bradley Horowitz | 60
General Partner and Co-Founder, Wisdom Ventures
Director since: 2024	Committees: Compensation, Risk, Strategy (Chair)

CAREER HIGHLIGHTS
Bradley Horowitz has served as a member of our Board since September 2024. Since
July of 2023, Mr. Horowitz has served as General Partner and co-founder of Wisdom
Ventures. From February 2008 to September 2023, Mr. Horowitz served as Vice
President of Product on a wide variety of teams at Google. Mr. Horowitz previously served as Vice President of Advanced Development at Yahoo and Co-Founder and
Chief Technology Officer at Virage. We believe Mr. Horowitz’s extensive experience as co-founder, product manager, board member, and investor at leading startups and technology companies makes him a valuable member of our Board.
EDUCATION
Mr. Horowitz holds a B.S. in computer science from the University of Michigan and an
M.S. in media science from the Massachusetts Institute of Technology.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS None PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS None

KEY AREAS OF EXPERTISE

Kirk Koenigsbauer | 58
President and Chief Operating Officer, Microsoft Experiences and Devices
Director since: 2026	Committees: Compensation, Risk

CAREER HIGHLIGHTS
Mr. Koenigsbauer has served as a member of our Board since March 2026. Since March
2026, Mr. Koenigsbauer has been President and Chief Operating Officer of Microsoft’s
Experiences and Devices group. Mr. Koenigsbauer previously served as Chief Operating
Officer and Corporate Vice President, Experiences and Devices, from February 2020 to
March 2026 and he has held various other leadership roles at Microsoft since June
2002. Prior to joining Microsoft, Mr. Koenigsbauer worked at Amazon.com from 1998 to
2001, at Microsoft from 1992 to 1998, and as a consultant at Accenture from 1989 to
1991. We believe that Mr. Koenigsbauer’s extensive experience scaling mission-critical software platforms makes him a valuable member of our Board.
EDUCATION
Mr. Koenigsbauer holds a B.A. in American Studies from Colby College.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS Thomson Reuters PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS None

KEY AREAS OF EXPERTISE

Proxy Statement 2026	23

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

Adam Selipsky | 59
Former Chief Executive Officer, Amazon Web Services
Director since: 2025	Committees: Audit, Strategy

CAREER HIGHLIGHTS
Adam Selipsky has served as a member of our Board since July 2025. From 2021 to
2024, Mr. Selipsky served as the Chief Executive Officer of Amazon Web Services, and
from 2016 to 2021, he served as the President and Chief Executive Officer of Tableau
Software, leading the company through its acquisition by Salesforce. Mr. Selipsky previously held other key leadership positions with Amazon Web Services, including as
Vice President, Marketing, Sales and Support from 2005-2016. Earlier in his career, he held key executive roles at RealNetworks, an early pioneer in internet streaming media, and as a Principal at Mercer Management Consulting. We believe that Mr. Selipsky’s extensive experience as a Chief Executive Officer, President, and board member at leading technology companies makes him a valuable member of our Board.
EDUCATION
Mr. Selipsky holds an A.B. from Harvard University and an M.B.A. from Harvard
Business School.
CURRENT U.S. PUBLIC COMPANY DIRECTORSHIPS None PREVIOUS U.S. PUBLIC COMPANY DIRECTORSHIPS •Tableau Software

KEY AREAS OF EXPERTISE

24	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Director Nomination Process
The selection of qualified directors is key to ensuring that the Board provides robust and effective oversight in the execution of our long-term strategy. The Nominating and Corporate Governance Committee strives to maintain an independent Board with broad and diverse experience, and judgment to represent the interests of our stockholders. In furtherance of that goal, the Nominating and Corporate Governance Committee considers a range of factors they view as essential for Board excellence and effectiveness when recruiting and recommending directors for election. The Nominating and Corporate Governance Committee recommends criteria for Board membership, including as set forth in our Corporate Governance Guidelines, and recommends individuals for membership on our Board.

Skills, Expertise, and Experience
The Nominating and Corporate Governance Committee seeks director nominees with integrity, sound judgment, and the mix of professional expertise and educational backgrounds to establish and maintain a Board with strength in its collective knowledge. As part of this, the Nominating and Corporate Governance
Committee seeks to identify individuals whose particular backgrounds, skills, and expertise, when taken together, provide the Board with the key qualifications and skills that can best perpetuate our success.

Range of Views and Expertise
The Board and the Nominating and Corporate Governance Committee believe that a range of views and expertise offers a significant benefit to our Board and our company, as varying viewpoints contribute to a more informed and effective decision-making process. Additionally, the Board and the Nominating and
Corporate Governance Committee seek out candidates reflective of the industries and communities in which we operate. The Nominating and Corporate Governance
Committee reviews its effectiveness in balancing these considerations when assessing the composition of the Board.

Commitment
The Nominating and Corporate Governance Committee considers a director nominee’s ability to devote sufficient time and effort to fulfill their responsibilities, taking into account the individual’s other commitments. In addition, in determining whether to recommend a director for re-election, the Nominating and Corporate
Governance Committee considers the director’s attendance at Board and
Committee meetings and participation in, and contributions to, Board and
Committee activities.

Independence
The Board and the Nominating and Corporate Governance Committee consider whether a nominee meets various independence requirements, including whether a nominee’s service on boards and committees of other organizations is consistent with our conflicts of interest policy.

Tenure and Refreshment
The Board and the Nominating and Corporate Governance Committee consider the mix of experience on the Board to balance leadership continuity and a sound understanding of our business and strategy with new perspectives that challenge us and push our continual growth.

Under our amended and restated bylaws, stockholders may directly nominate persons for our Board. To be timely for the 2026 annual meeting of stockholders (the “Annual Meeting”), nominations must be received by our Corporate Secretary observing the same deadlines for stockholder proposals discussed above under “Stockholder Proposals for 2026 Annual Meeting.” Our
Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders so long as such recommendations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules, and regulations, including those promulgated by the SEC.

Proxy Statement 2026	25

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Director Independence
Our Corporate Governance Guidelines require that a majority of our directors meet NYSE independence requirements. For a director to be considered independent, the Board must affirmatively determine, after reviewing all relevant information, that a director has no direct or indirect material relationship with Circle that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. The Board determined that, under NYSE listing standards, the following directors are independent: Craig Broderick, M. Michele Burns, Rajeev Date, Bradley Horowitz, Kirk Koenigsbauer, P.
Sean Neville, Danita Ostling, and Adam Selipsky (being all directors other than Jeremy Allaire, our CEO).
Highlights of our Board’s independence include:

MAJORITY-INDEPENDENT BOARD We have a majority-independent Board, with 8 of 9 independent directors.	INDEPENDENT COMMITTEE CHAIRS The chair of each of our standing Board Committees is independent.

INDEPENDENT COMMITTEES Each member of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Risk Committee is fully independent.	INDEPENDENT EXECUTIVE SESSIONS The Board and each Committee holds executive sessions with only independent directors present.

HEIGHTENED COMMITTEE INDEPENDENCE Audit Committee and Compensation Committee members meet the NYSE heightened independence requirements.	AGENDA PREPARATION Board and Committee agendas are reviewed and approved by the independent chairs, in consultation with management. Any Board member may ask to include items on the agenda.

26	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Our Governance Philosophy and How it Supports
Circle and its Stockholders
We regularly evaluate our governance practices to determine the right governance structure for Circle in light of the best interests of our stockholders. The following discussion and table highlight the key elements of our governance structure, the reasons behind their implementation, and how we believe they serve our stockholders’ long-term interests.
We are a New and Evolving Public Company.  We became a public company in June 2025. At that time, we designed our post-IPO governance practices to support our ambitious goal of building the leading full-stack, internet financial platform business, to provide management sufficient time to execute its strategy, and to support our ability to capitalize on the market opportunity arising from the emerging internet financial system. We also incorporated structures to support our evolution as a public company. For example, at our IPO we had three classes of common stock—Class A common stock, Class B common stock, and Class C common stock—with the Class B common stock having five votes per share (subject to an aggregate cap of 30% of the total voting power of our capital stock), the Class A common stock having one vote per share, and the Class C common stock having no voting rights, other than to the extent set forth in our certificate of incorporation or otherwise required by applicable law. We issued Class B common stock to our co-founders, Jeremy Allaire and P. Sean Neville, and these holdings provide our co-founders with significant, short-term influence over matters to be voted on by our stockholders.
However, this influence is appropriately tailored and bounded in time to provide Circle with runway to adapt to life as a public company. In particular, Mr. Allaire’s and Mr. Neville’s Class B common stock converts to regular vote Class A common stock following most transfers (other than permitted transfers under our certificate of incorporation) and loss of control of entities holding Class B common stock, and all outstanding Class B common stock converts on the earliest to occur of: (i) Mr. Allaire’s failure to hold, together with his affiliates, 50% of the aggregate number of Class B common stock he held at the closing of our
IPO; (ii) the first day on which Mr. Allaire is neither our CEO nor Chairman; and (iii) June 5, 2030.
Bringing a New Technology to the Financial Services Industry Takes Time and A Long-Term Focus.  Financial services are undergoing a transition analogous to the internet’s evolution from closed networks to open, standardized infrastructure that enables new applications, business models, and network effects. While the incumbent financial system has enabled substantial global economic activity and societal advancement, it remains constrained by legacy infrastructure and fragmented, intermediated networks that pass on excessive cost, slow settlement, limit interoperability, and create barriers to access. We believe digital assets, public blockchain networks, and related applications and services can address these constraints by enabling the secure, efficient storage and transfer of value on the internet that is scalable and accessible. Our platform, anchored by our stablecoin network, plays a critical role in this emerging internet financial system. However, providing this new technology to the financial services industry—an industry focused on trust, compliance, security, and risk management—takes time for both product and service development and widespread market adoption, which necessitates long-term planning and execution of a consistent strategy. Achieving our goals necessitates a significant amount of long-term planning and focus by the management team and the Board, and our governance structure provides our management team and the Board runway on which to execute.
We Operate in a Highly-Regulated Market.  To compete in a highly-regulated industry, we must navigate the evolving policy and regulatory requirements across the U.S. and abroad over a number of years. Since our IPO, policymakers around the world have converged on a similar approach that brings regulated stablecoins inside the perimeter of the financial system while enabling innovation in the monetary infrastructure of the internet. However, the adoption of our platform and use of our payment stablecoins are affected by the current policy and regulatory environment. We benefit from a governance structure that enables a continued focus on our long-term strategy against the backdrop of a changing regulatory landscape.
Our Structure Supports Our Mission and Strategy.  We believe our current governance practices are optimized for success, given the nature of our platform and the market in which we operate. Our governance structure enables management to act decisively on short-term initiatives while maintaining focus on long-term strategy. This approach allows us to prioritize delivering long-term value to stockholders while safeguarding their interests from short-term focused investors who may seek to act opportunistically, potentially to the detriment of Circle, its stockholders, and other stakeholders. While we have continued
to improve the utility of our platform, we have also been able to react quickly to changing institutional, enterprise, and developer demand by adjusting our short-term product roadmap to add new products and services that enhance the utility of our payment stablecoins and increase adoption of our platform. The ability of our directors to focus on the long-term and maintain a longer board tenure, provides our directors with enough time to understand the complexities of our business and to oversee management’s strategy more effectively.

Proxy Statement 2026	27

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Stockholder Input Welcome. We value input from our stockholders and recognize that some of our stockholders may hold different views. We look forward to engagement on our governance structure as part of our public company stockholder engagement program.

Governance Practice	Summary	Contribution to Stockholder Value

Three Series of Common Stock with Disparate Voting Power
Our certificate of incorporation provides
for three series of common stock—Class
A, Class B, and Class C—with identical
economic rights but different voting rights,
including a 5-to-1 voting structure for
Class B common stock that is subject to a
voting power cap of 30% and multiple
sunset and conversion provisions.

This narrowly tailored structure is
designed to provide near-term stability
and continuity of leadership while
mitigating long-term entrenchment or
control concerns through built-in caps and
sunset mechanisms, consistent with
governance practices observed among
founder-led peers.

Classified Board	Directors are grouped into three classes, with each class serving three-year terms and only one class standing for election each year.	This structure promotes continuity, stability, and informed oversight of long-term strategy, supporting sustainable stockholder value.

Lead Independent Director
The Board has appointed a Lead
Independent Director who presides over
executive sessions of independent
directors, coordinates the activities of the
independent directors, and serves as a
liaison between independent directors
and management.

A strong Lead Independent Director
enhances independent oversight of the
board, facilitates active communication
and feedback from directors, and
supports balanced decision-making in
the best interests of stockholders.

Supermajority Voting
The affirmative vote of at least 66⅔% of
the total voting power of outstanding
voting shares is required to amend or
repeal specified governance provisions,
including those relating to capital structure,
stockholder rights, and the Board.

This is designed to promote stability and
deliberate decision-making around
fundamental governance matters,
supporting long-term value creation while
protecting against abrupt or
opportunistic changes.

Plurality Voting to Elect Directors	Directors are elected by a plurality of the votes cast at a meeting of stockholders, meaning that the nominees receiving the highest number of votes are elected.	Plurality voting provides certainty and efficiency in elections, particularly in contested or multi-nominee elections, supporting orderly governance and Board continuity.

Stockholders Cannot Act by Written Consent	Stockholder action may be taken only at an annual or special meeting of stockholders and may not be taken by written consent, subject to any rights of holders of preferred stock.	This framework promotes transparency, informed deliberation, and equal access to information by ensuring that stockholder actions are considered in a meeting setting.

28	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Board Structure and Operations
Board Leadership Structure and the Role of the Lead
Independent Director
Our Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of Circle at a given point in time. The Board periodically reviews its leadership structure and may make determinations as to the appropriateness of its current policies in connection with the recruitment and succession of the Chairman of the Board and/or the CEO.
Jeremy Allaire, our CEO, currently serves as Chairman of the Board. As co-founder and CEO, he brings extensive knowledge of our business, industry, regulatory environment, and key risks and opportunities. At this point in time, the Board believes that combining the roles of CEO and Chairman provides a clear point of accountability to develop and execute on our strategy, promoting effective leadership for Circle as a newly public company.
Our Corporate Governance Guidelines require that a Lead Independent Director be designated by the Board if our CEO also serves as the Chairman of the Board. As Jeremy Allaire, our CEO, serves as the Chairman of our Board, the Board has appointed Rajeev Date as Lead Independent Director. Mr. Date brings extensive experience and an understanding of the unique needs of operations and governance at regulated companies to this leadership role. Respective duties and responsibilities of our Chairman and our Lead Independent Director are included below.

Proxy Statement 2026	29

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

CHAIRMAN	LEAD INDEPENDENT DIRECTOR

•Calls Board and stockholder meetings
•Presides at Board and stockholder meetings
•Approves Board meeting schedules, agendas, and
materials, subject to the approval of the Lead
Independent Director
•Communicates, with other members of
management, on corporate performance as well as
strategic execution and decision-making
•Directs and organizes the Board’s work through
robust leadership and operational and strategic
insights into our business
•Provides institutional and operational knowledge to
support identification and review of key risks
•Represents and articulates our strategy and
performance in meetings and presentations with
major stockholders and other stakeholders

•Has the authority to call meetings of the
independent directors
•Presides at all meetings of the Board at which the
Chairman is not present, including executive
sessions of the independent directors
•Serves as the principal liaison between the
Chairman and the independent directors
•Facilitates discussion and open dialogue among
the independent directors during meetings of the
Board, executive sessions, and outside of meetings
of the Board
•Approves meeting agendas and schedules for the
Board to ensure that there is sufficient time for
discussion of key topics
•Recommends the retention of advisors and
consultants who report directly to the Board
when appropriate
•If appropriate and in coordination with Circle
management, ensures that he or she is available
for consultation with major stockholders
•Provides leadership to the Board if circumstances
arise in which the role of the Chairman may be, or
may be perceived to be, in conflict
•Provides advice and guidance to the CEO on
executing long-term strategy
•Guides the annual performance review of the CEO,
advises the CEO on Board’s needs and
expectations, guides annual consideration of CEO
compensation, and leads consideration of CEO
succession planning
•Guides the annual self-assessment of the Board

30	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Committees of the Board
Our Board has established five standing Committees: an Audit Committee, a Compensation Committee, a Nominating and
Corporate Governance Committee, a Risk Committee, and a Strategy Committee. In addition to these standing Committees, from time to time, our Board may designate a Committee consisting of one or more directors on an ad hoc basis, including for purposes of evaluating and/or approving specific projects or transactions. Each Committee consists exclusively of independent directors (except for the Strategy Committee on which our CEO sits as a member) including, with respect to the Audit
Committee and the Compensation Committee, the heightened independence standards under the NYSE and SEC rules applicable to such committee service. Each Committee operates pursuant to a written charter approved by the respective
Committee and reviewed annually, with any proposed changes required to be approved by the Board. Each Committee has the authority to retain and terminate independent counsel or other advisors and approve fees and other terms of engagement without approval from, or consultation with, management.
The Board designates Committee members and chairs based on the Nominating and Corporate Governance Committee’s recommendation. The Nominating and Corporate Governance Committee and Board believe the size of the Board allows for effective Committee organization and facilitates efficient meetings and decision making. The composition and responsibilities of each Committee are described below.

Proxy Statement 2026	31

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

Audit Committee

Independence:	Chair	Members:
All members 6 Meetings in 2025 >75% Attendance	Danita Ostling	Craig Broderick M. Michele Burns	Rajeev Date Adam Selipsky

Our Audit Committee is directly responsible for, among other things:
•overseeing our accounting and financial reporting processes and internal controls, as well as the audit and integrity of our financial statements, including:
–appointing, overseeing the work of, and approving the compensation of our independent registered public accounting firm;
–reviewing and approving the scope and timing of the audit;
–reviewing and discussing with our independent registered public accounting firm the results of the audit;
–evaluating the qualifications, performance, and independence of our independent registered public accounting firm;
•overseeing and reviewing our internal audit function;
•approving audit and non-audit services and fees;
•overseeing our financial statements and certain other external disclosures, including reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•overseeing and reviewing our control and risk management systems;
•establishing procedures for, reviewing, and overseeing our investigation of reported concerns related to accounting, internal controls, and internal or financial auditing matters and the anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and
•reviewing, and if appropriate, approving related-party transactions; and
•coordinating with the Risk Committee on areas of overlap.

The composition of our Audit Committee meets the requirements for independence under the NYSE listing standards and SEC rules and regulations.
Our Board has determined that (i) each member of our Audit Committee is financially literate and (ii) each of
Ms. Ostling, Mr. Broderick, Ms. Burns, and Mr. Date is an “audit committee financial expert” as defined in Item
407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board.

32	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

Compensation Committee

	Chair	Members:
Independence: All members 5 Meetings in 2025 >75% Attendance	Rajeev Date	Bradley Horowitz Kirk Koenigsbauer*	Danita Ostling

Our Compensation Committee is responsible for, among other things:
•overseeing our overall compensation philosophy;
•reviewing, approving, and administering our annual and long-term incentive compensation plans;
•reviewing and approving the compensation of our executive officers (other than our CEO, for whom the
Compensation Committee reviews and recommends said compensation to the Board), including reviewing and approving corporate goals and objectives relevant to our non-CEO executive officers’ compensation, and evaluating each such executive’s performance in light of such goals and objectives;
•evaluating and making recommendations to our Board regarding the compensation of our directors;
•reviewing and discussing with management compensation-related risks;
•making recommendations to the Board regarding adoption of stock ownership guidelines for our executive officers and directors, and assessing compliance with such guidelines;
•overseeing the administration of and, as appropriate, the enforcement of our clawback policy and any recoupment-related activity;
•annually reviewing and approving the list of companies to be included in any compensation peer group used to benchmark pay levels based on criteria the Compensation Committee deems appropriate;
•reviewing and approving our disclosures in respect of executive compensation;
•overseeing and periodically reviewing and recommending to the Board for approval any modifications or changes to the succession plans of key executives; and
•overseeing practices and strategies relating to talent and human capital management, including the effectiveness of initiatives to attract and retain employees and our performance and talent management practices and programs.

Each member of our Compensation Committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Securities Exchange Act, as amended (the “Exchange Act”), and meets the requirements for independence under the NYSE listing standards and SEC rules and regulations.
*Mr. Koenigsbauer was appointed to the Compensation Committee on March 16, 2026.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

Nominating and Corporate Governance Committee

	Chair	Members:
Independence: All members 3 Meetings in 2025 >75% Attendance	M. Michele Burns	Rajeev Date	P. Sean Neville

Our Nominating and Corporate Governance Committee is responsible for, among other things:
•reviewing and evaluating the size, composition, function, and duties of the Board;
•developing criteria for selection of candidates to the Board and its committees;
•identifying and recommending candidates for membership on our Board;
•reviewing and overseeing compliance with our Corporate Governance Guidelines and Code of Conduct
(including review of proposed waivers);
•overseeing our corporate governance practices, including our corporate governance framework and corporate social responsibility practices;
•reviewing and recommending director orientation and continuing education programs for Board members;
•evaluating any questions of possible conflicts of interest for the Board members;
•evaluating the Board leadership structure on an annual basis; and
•overseeing the process of evaluating the performance of our Board.

Each member of our Nominating and Corporate Governance Committee is an independent director under the NYSE listing standards.

34	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

Risk Committee

	Chair	Members:
Independence: All Members 4 Meetings in 2025 >75% Attendance	Craig Broderick	Bradley Horowitz Kirk Koenigsbauer*	P. Sean Neville Danita Ostling

Our Risk Committee is responsible for, among other things:
•reviewing overall risk governance, including overseeing our approach to enterprise risk management and related policies, practices, and guidelines;
•approving enterprise-wide risk management framework, including key risks arising from digital asset regulation, AML/financial crimes, cybersecurity, data security, data privacy, and other applicable regulatory/
compliance areas as the business evolves;
•overseeing our approach to maintaining and enhancing our compliance program;
•together with the Audit Committee, overseeing cybersecurity and technology risk, including information security, data protection, technology controls, and incident response preparedness and resilience;
•together with the Audit Committee, reviewing the internal audit results regarding the effectiveness of our risk governance framework, significant compliance matters, and our policies and practices with respect to risk assessment and risk management;
•overseeing senior risk leadership matters, including approving the appointment, evaluation, compensation, succession planning, and, when necessary, replacement of the Chief Compliance and Risk Officer;
•overseeing the structure and resourcing of the risk and compliance functions, including organizational changes to support appropriate size, skills, independence, and stature; and
•coordinating with the Audit Committee on areas of overlap.

*Mr. Koenigsbauer was appointed to the Risk Committee on March 16, 2026.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

Strategy Committee

	Chair	Members:
Independence: 4 of 5 members 4 Meetings in 2025 >75% Attendance	Bradley Horowitz	Jeremy Allaire Craig Broderick	P. Sean Neville Adam Selipsky

Our Strategy Committee is responsible for, among other things:
•identifying and setting strategic goals and developing and refining an overall corporate strategy to meet and/
or achieve such goals;
•assessing our performance with respect to strategy execution and implementation;
•reviewing the performance of corporate investments;
•identifying significant opportunities and challenges, including potential M&A, competition in the industry, changes in economic and market conditions, and emerging trends; and
•reviewing and making recommendations with respect to material acquisitions, investments, divestitures, and other strategic opportunities.

36	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Director Engagement
We expect directors to be active and engaged in discharging their duties and to keep themselves informed about the business and operations of our company. Directors are expected to attend Board meetings and the meetings of the committees on which they serve, and to devote sufficient time to prepare for and participate in these meetings.
Meeting Attendance
The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It holds special meetings when an important matter requires Board action between regularly scheduled meetings. Members of senior management regularly attend meetings of the Board and its Committees to report on and discuss their respective areas of responsibility. Directors are expected to attend Board meetings, meetings of Committees on which they serve, and stockholder meetings. Directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During fiscal year 2025, the Board held 18 meetings and the standing
Committees of the Board held a total of 22 meetings. All directors attended 75% or more of the meetings of the Board and the committees on which they served.
Executive Sessions
Each regularly scheduled Board and Committee meeting normally begins or ends with a private session between the CEO and the independent directors. The independent directors may meet in executive session without the CEO at any time, and time is allocated for such independent executive sessions at each regularly scheduled Board and Committee meeting. Currently,
Mr. Date, in his capacity as Lead Independent Director, presides over the independent executive sessions of the Board.
Orientation and Education
We engage each new director in an orientation to familiarize them with our business, strategy, and policies, and provide an opportunity to directly engage with senior leaders throughout our business. Orientation is conducted as soon as reasonably practicable. It includes presentations on our business and strategic plans, financial position and practices, significant issues and risks, the regulatory and legal landscape governing our business, governance and corporate responsibility practices, executive compensation, and culture.
All directors are also offered the opportunity, and are encouraged, to participate in continuing education programs. Any expenses associated with such continuing education programs are reimbursed by us, to the extent approved by the
Compensation Committee in advance of the incurrence of such expenses.
Annual Board and Committee Evaluations
The Board believes director evaluations are a critical component of its effectiveness and continuous improvement and an essential practice of good corporate governance. The Board conducts an evaluation of its performance and effectiveness, as well as that of its five standing Committees, on an annual basis. The purpose of the evaluations is to identify ways to enhance the overall effectiveness of the Board and its Committees and to track progress. The Nominating and Corporate Governance
Committee is responsible for developing, recommending to the Board, and overseeing the annual self-evaluation process of the Board and each of its Committees
It is the policy of the Board to have the Nominating and Corporate Governance Committee assess, on the basis of established criteria, the performance of each individual director standing for re-election at the next stockholders meeting. The established criteria address each director’s core competencies, independence, and level of commitment.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

1	Process Review
The process, including the method of evaluation, is reviewed by the
Nominating and Corporate Governance Committee, with recommendations from the Corporate Secretary’s team, annually. Updates are made as appropriate and consistent with the current Board structure and responsibilities, our strategy and processes, and governance best practices.

2	Self-evaluation
Directors complete an individual self-evaluation for the Board and each
Committee on which they serve. The evaluations are designed to cover responsibilities and processes key to Board effectiveness and include an opportunity for commentary. Periodically, the Board also engages a consultant to conduct one-on-one discussions to solicit additional feedback.
Self-evaluations consider a range of qualitative factors, including Board and
Committee composition, skills and experience, meeting effectiveness, quality and timeliness of information provided to the Board, oversight of strategy and risk, Committee structure and coordination, and the effectiveness of Board and Committee leadership.

3	Summary of Evaluations
Evaluation responses and feedback are aggregated, with feedback anonymized and comments included verbatim. Reports summarizing feedback, including responses and highlights of key themes, are produced for review by the Board and each Committee.

4	Review and Discussion
The results of the self-evaluations are reviewed and discussed in executive sessions of the Board and applicable Committees. The Nominating and
Corporate Governance Committee reviews the results of the evaluations for all Committees and the full Board and considers recommendations for changes and areas of improvement.

5	Feedback Incorporated
The chair of the Nominating and Corporate Governance Committee shares results of the committee’s review and recommendations with the full Board for action. In addition to the formal annual evaluation process, the Board and its committees may engage in ongoing feedback and dialogue throughout the year as part of regular meetings and executive sessions.
This ongoing feedback allows directors to share observations, raise governance or process considerations in real time, and address emerging issues as they arise. The Board uses this continuous feedback to refine meeting practices, enhance information flow, support effective oversight, and promote constructive engagement among directors and management.

Actions Taken
In response to our pre-IPO Board and Committee self-evaluations, the Board appointed Rajeev Date as Lead
Independent Director, in order to drive efficiencies and clear outcomes, and to guide Board discussions. The Board also formed a Strategy Committee made up of directors with cryptocurrency and technology expertise in order to provide a forum for deeper conversation on strategy, growth, and the risks and opportunities of implementing our full-stack, internet financial platform business.

38	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Board Oversight Responsibilities
Oversight of Strategy
The Board takes an active role in oversight of management’s creation and execution of our long‑term strategy and our capital allocation plan for long‑term value creation. The full Board oversees our short- and long‑term strategic plans, the status of key strategic initiatives, and the principal strategic opportunities and risks that face our business through robust engagement with management, taking into consideration our key priorities, global trends impacting our business, regulatory developments, and emerging innovation. The Board periodically, and at least annually, devotes significant time to in‑depth, long‑term strategic reviews with our executives. During these reviews, management provides the Board with its view of key commercial and strategic risks and opportunities faced by our business. The Board brings its collective, independent judgment to provide robust feedback on management’s identification of key strategic risks and opportunities and appropriate actions to mitigate risk. At subsequent meetings, the Board reviews progress against our long‑term strategy and capital allocation plan. In addition, specific areas of strategic risk and opportunity are identified for Board or Committee discussion as specific risks arise or as requested by management or individual directors. Additionally, the Board annually considers and approves our budget and capital allocation plans, which are linked to our long‑term strategic plans and priorities.
Additionally, our Strategy Committee assists the Board in overseeing our short- and long-term strategic planning and related operational decision making, and makes recommendations to our Board. The Strategy Committee reviews and discusses with management our strategic plan, key growth initiatives, market and competitive developments, and significant business opportunities, and provides recommendations to the Board regarding strategic direction and execution. The Strategy
Committee also periodically evaluates progress against strategic objectives and considers strategic risks and trade-offs, including with respect to capital allocation and major strategic investments and transactions, as appropriate.
Oversight of Enterprise Risk Management
We face a broad array of enterprise risks, including market, operational, strategic, legal, regulatory, reputational, cybersecurity/
data security, social, and financial risks. Our approach to enterprise risk management is designed to effectively identify, assess, monitor, prioritize, and mitigate our principal risks. The Board as a whole has responsibility for enterprise risk oversight, with a focus on the most significant risks facing our company. In addition, certain Committees of the Board have been assigned oversight of risk areas that are particularly relevant to their respective areas of responsibility and oversight.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

BOARD OF DIRECTORS
The Board is ultimately responsible for risk oversight. The Board oversees risk through regular reporting from management and through the work of its standing committees, each of which has defined responsibilities for oversight of specific risk areas consistent with its charter.

AUDIT COMMITTEE
•Oversees risks related to financial
reporting, internal audit, and the
integrity of our financial statements
•Oversees compliance with legal and
regulatory requirements related to
financial reporting, including
whistleblower procedures for
accounting, internal controls, and
auditing matters
•Reviews, together with the Risk
Committee, significant compliance
matters, regulatory examination
findings, and cybersecurity and
information technology risks that
may impact financial reporting
and controls

COMPENSATION
COMMITTEE
•Oversees risks related to our
executive and employee
compensation programs
and practices
•Reviews and oversees
compensation-related governance
policies, including stock ownership
guidelines, clawback policies, and
equity compensation plans, as risk-
mitigating mechanisms
•Oversees succession planning for
senior management, including the
CEO, as a component of leadership
and operational risk management

NOMINATING AND
CORPORATE GOVERNANCE
COMMITTEE
•Oversees risks related to corporate
governance, code of business
conduct and ethics, and corporate
social responsibility practices
•Oversees risks related to Board
composition, independence,
succession, and the effectiveness
of Circle’s governance framework
•Oversees the evaluation of Board,
committee, and individual director
performance to support effective
oversight and accountability

RISK COMMITTEE
•Oversees approach to enterprise risk management and
management’s approach to identifying, assessing, and
managing strategic, operational, regulatory, compliance,
and financial risks
•Oversees our compliance program, including financial
crimes prevention, anti-money laundering, data security,
data privacy, and cybersecurity risk management
•Receives regular reporting on material risk exposures,
incidents, and mitigation efforts
•Reviews, together with the Audit Committee, significant
compliance matters, regulatory examination findings, and
cybersecurity and information technology risks that may
impact financial reporting and controls

STRATEGY COMMITTEE
•Oversees risks related to our corporate strategy,
positioning, and business model evolution
•Reviews strategic initiatives, investments, and go-to-market plans to assess strategic and execution risks
•Reviews and makes recommendations regarding material
strategic transactions, including mergers, acquisitions, and investments, with a focus on strategic, financial, and
integration risks

MANAGEMENT
Management is responsible for day-to-day risk identification, assessment, management, and mitigation, including that of strategic, operational, financial, regulatory, compliance, and technology risks. As part of this process, management regularly evaluates the likelihood and potential impact of identified risks, monitors emerging risks, and assesses the effectiveness of existing controls and mitigation strategies.
Risk assessment activities are integrated into our enterprise risk management framework and supported by dedicated risk and control specialists, tailored risk programs, and data-driven tools. Approximately 20% of our employees are dedicated risk or control specialists, ensuring deep subject-matter expertise throughout the organization. We operate 25 tailored risk programs monitored through over 1,000 internal controls, and we also leverage AI and advanced tools to proactively identify and mitigate financial crime risks, and to provide timely reporting to the Board and its committees on material risks and trends, providing a robust and dynamic framework designed to manage risk effectively.

40	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Oversight of Cybersecurity
Cybersecurity risk is an important and continuously evolving focus for our company, and significant resources are devoted to protecting and enhancing the security of computer systems, software, networks, storage devices, and other technology. Our security efforts are designed to protect against, among other things, cybersecurity attacks that can result in unauthorized access to confidential information, the destruction of data, disruptions to or degradations of service, the sabotaging of systems, and other damage. We continue to strengthen our partnerships with the appropriate government and law enforcement agencies and other businesses in order to understand the full spectrum of cybersecurity risks in the operating environment, enhance defenses, and improve resiliency against cybersecurity threats. Our business involves the collection, use, storage, transmission, and other processing of confidential information—such as customer, employee, service provider, and other personal data—as well as information required to access customer assets, and we have processes designed to manage that data in accordance with the laws, rules, and regulations of the jurisdictions in which we operate. We continue to take a multi-
faceted approach to addressing privacy and data protection risks, including maintaining and evolving our internal controls, establishing policies covering all stages of the data lifecycle, and deploying appropriate technology.
The Audit Committee and the Risk Committee are jointly responsible for oversight of Circle’s information technology and cybersecurity risks. To fulfill their oversight responsibilities, the Audit Committee and Risk Committee each receive updates from our Chief Security Officer and senior management on a regular basis, which cover topics related to information security, privacy, and cyber risks, and risk management processes, including the status of significant cybersecurity incidences, the emerging threat landscape, and the status of projects to strengthen our information security posture. We have also adopted a cyber incident response plan, under which the Audit Committee is informed of any cybersecurity incidents with the potential to materially adversely impact us or our information systems. The Audit Committee and Risk Committee regularly report to the
Board on information technology, cybersecurity, and privacy matters. For more information regarding our cybersecurity risk management efforts, see Item 1C. Cybersecurity in our 2025 Annual Report.
Oversight of Human Capital Management and
Leadership Succession
The Board is actively engaged in overseeing development and succession of our senior management and our key human capital strategies, in consultation with the Compensation Committee. The Compensation Committee oversees our compensation and benefits plans, policies, and programs; long‑term incentive programs; and succession plans for the CEO and other senior executive positions, as well as strategies, policies, and outcomes related to workplace environment and culture, pay equity, and talent development and retention. To fulfill its oversight responsibilities, the Compensation Committee receives regular updates from our Chief People Officer, which cover topics related to engagement and attrition, culture, leadership development, and performance management. The Compensation Committee regularly reports to the Board on human capital management, culture, employee engagement, and performance matters.
In connection with its oversight of our human capital strategies, Board members have regular access to our senior management team and other employees. The Board encourages senior management to make presentations to the Board, and to invite additional managers and employees to Board meetings who can provide insight into the items being discussed. The
Board also encourages senior management to include in Board meetings individuals that may become prospective leaders of Circle.
Oversight of Compensation Risk
Our Compensation Committee, our compensation consultant, and our management team each play a role in evaluating and mitigating potential risks associated with our compensation program, practices, and policies. Our Compensation Committee, with input and support from our compensation consultant and management, has performed a compensation risk assessment.
In particular, this assessment considered compensation program attributes that help to mitigate risk, including, for example:
•the mix of cash and equity compensation;
•a balance of short- and long-term incentive plan designs with multiple performance measures that emphasize top- and bottom-line performance; and
•the oversight of an independent Compensation Committee.
Based on this assessment and advice of our independent compensation consultant, our Compensation Committee concluded that our compensation policies and practices, taken as a whole, are not reasonably likely to have a material adverse effect on Circle.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Other Governance Policies and Practices
Corporate Governance Materials
The Board has adopted Corporate Governance Guidelines in furtherance of its commitment to the principles of good corporate governance. The Board and the Nominating and Corporate Governance Committee review the Corporate Governance
Guidelines annually and make amendments, as they deem necessary or appropriate, based on stockholder feedback, changes in the rules and regulations promulgated by the NYSE and SEC, and corporate best practices. As described below, the Board has also adopted a Code of Conduct and certain other key governance policies that apply to all of our directors, officers, and employees.
As a matter of course, we make available all legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our investor relations website (investor.circle.com). Copies of our Corporate Governance Guidelines;
the charters of each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance
Committee, the Risk Committee, and the Strategy Committee; our Code of Conduct; our Global Reporting Concerns Policy;
and our Insider Trading Policy are publicly available and may be found by visiting the “Governance—Governance Documents”
page of our investor relations website at investor.circle.com/governance.
Code of Conduct
Circle was founded on a belief that blockchains and digital currency will rewire the global economic system, creating a fundamentally more open, inclusive, efficient, and integrated world economy. We envision a global economy in which people and businesses everywhere can more freely connect and transact with each other, through a system that has the reach and accessibility of the internet and knows no borders or boundaries. We believe such a system can raise prosperity for people and companies everywhere. We carry out this mission every day, in every interaction and every business decision we make.
We conduct business ethically, honestly, and in full compliance with applicable laws and regulations. This applies to every business decision in every area of our company, worldwide. Our values—and our people, who embody and uphold them—are what make us the most trusted name in the industry.
To guide our decision-making, our Board has adopted a Code of Conduct that applies to all of our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions), employees, and, where appropriate, contractors and other third parties acting on our behalf. Our Code of Conduct instills our values and expectations, which we believe are important to delivering exceptional service and results for our various stakeholders with the highest degree of honesty and integrity. The Code of Conduct sets forth our expectations regarding ethical conduct, compliance with applicable laws and regulations, avoidance of conflicts of interest, protection of confidential information, fair dealing, and the reporting of suspected violations. Our directors, officers, and employees agree to comply with the Code of Conduct annually.
The Code of Conduct includes provisions addressing the following:
•Compliance with laws
•Ethical decision making
•Respectful workplace
•Safeguarding intellectual property assets and
confidential information
•Insider trading
•Accurate recordkeeping and financial reporting
•Conflicts of interest
•Financial crimes, AML, and sanctions
•Accurate communications
•Social media use
•Government and political relationships
•Supplier and partner relationships
•Anti-bribery and anti-corruption
•Gifts and hospitality
•Competition and fair dealing
•Reporting Concerns

42	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Our Nominating and Corporate Governance Committee reviews our Code of Conduct periodically and makes recommendations to the Board where changes are deemed necessary or advisable. Amendments of the provisions in the
Code of Conduct applicable to our CEO and other executive officers are also promptly disclosed to our stockholders.
Reporting a Concern or Violation
The Code of Conduct and our Global Reporting Concerns Policy also provide mechanisms for reporting concerns through multiple channels, including through an employee’s manager, any other Circle manager, the Talent team, the Legal team, and confidentially and anonymously through our Ethics Helpline. Our Ethics Helpline is an externally hosted hotline, which is available 24 hours a day, seven days a week. We strictly prohibit retaliation for reporting concerns in good faith or for participating in any investigation related to a reporting concern. This remains true even if a reported concern made in good faith cannot be substantiated due to mistake, inaccurate information, or insufficient evidence.
The General Counsel or his or her designees maintain a log of all complaints—tracking their receipt, any investigation, and resolution—and prepare periodic summary reports on at least a semi-annual basis for the Audit Committee. The Nominating and Corporate Governance Committee also receives periodic summary reports on at least a semi-annual basis of complaints related to suspected violations of the Code of Conduct.
Insider Trading Policy
Prohibition on Insider Trading and Misuse of Material Non-Public Information
We have adopted a Statement of Policy Concerning Trading in Company Securities (the “Insider Trading Policy”) that is reasonably designed to promote compliance with applicable insider trading laws, rules, and regulations, as well as the NYSE listing standards applicable to us, and to prevent the misuse of material non-public information. The Insider Trading Policy applies to our directors, officers, employees, and certain other persons who may have access to material non-public information, as well as their respective family members and controlled entities.
Under the Insider Trading Policy, covered persons are prohibited from trading in our securities or our digital assets, or the securities or digital assets of other companies or counterparties, while in possession of material non-public information.
Covered persons are also prohibited from disclosing material non-public information to others or recommending trades based on such information. The Insider Trading Policy also establishes trading windows, pre-clearance requirements for directors, executive officers, and certain designated employees, and guidelines and restrictions applicable to Rule 10b5-1 trading plans.
The Insider Trading Policy further establishes procedures for reporting suspected violations and provides that reports may be made confidentially and without fear of retaliation consistent with our Global Reporting Concerns Policy.
Prohibition on Short Sales, Hedging, and Pledging
To further align the interests of our directors, executive officers, and employees with those of our stockholders, our Insider
Trading Policy also prohibits covered persons from (i) engaging in speculative transactions in our securities, including hedging transactions, short sales, and transactions involving derivative instruments, (ii) pledging our securities, (iii) holding our securities in margin accounts, and (iv) taking positions adverse to or betting against the price of our digital assets.
The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to the full text of such policy, a copy of which is filed with Circle’s Annual Report on Form 10-K for the year ended December 31, 2025 as
Exhibit 19.1.
Certain Relationships and Related-Party Transactions
We have adopted a written policy regarding the review and, where appropriate, approval and ratification of any transaction in which we are a participant, the amount involved exceeds $120,000, and any related person had, has, or will have a direct or indirect material interest. In general, related persons include our directors, executive officers, and holders of 5% or more of our common stock, as well as their immediate family members.

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Under our policy, proposed related-party transactions are reported to the Audit Committee for review and approval. In determining whether to approve a proposed related party transaction, the Audit Committee considers, among other things, the commercial reasonableness of the transaction; the materiality of the related person’s direct or indirect interest in the transaction; whether the transaction may involve an actual conflict of interest or the appearance of a conflict of interest; the impact of the transaction on the related person’s independence (as defined in our Corporate Governance Guidelines and under NYSE listing standards); and whether the transaction would violate any provision of our Code of Conduct. The Audit
Committee approves or ratifies only those related person transactions that are fair and reasonable to us and in our and our stockholders’ best interests, with any member of the Audit Committee who is a related person with respect to a transaction under review recusing themselves from the deliberations or decisions regarding the transaction. The chair of the Audit
Committee will review and approve or ratify potential related person transactions when it is not practicable or desirable to delay review of a transaction until an Audit Committee meeting and will report to the Audit Committee any transaction so approved or ratified.
Other than as set forth below (and, in the case of directors and executive officers, as outlined in the sections entitled “2025
Director Compensation” and “Compensation Discussion and Analysis”, beginning on pages 46 and 50, respectively), there were no transactions during fiscal year 2025, and there are no currently proposed transactions, in which we were or are to be a participant, in which the amount involved exceeded $120,000 and in which any of our directors, nominees, executive officers or any of their immediate family members, or any beneficial holder of more than 5% of our common stock, either had or will have a direct or indirect material interest.
•During fiscal year 2025, an adult child of P. Sean Neville who is employed by Circle in a non-executive role, received total compensation in excess of $120,000. The individual’s compensation was determined in accordance with Circle practices applicable to similarly situated employees, and Mr. Neville did not participate in decisions regarding the individual’s hiring, compensation, or advancement.
•On November 7, 2022, we entered into an agreement to invest $0.3 million into a startup focused on consumer interaction with the digital economy, in return for equity under a simple agreement for future equity and token warrants. On
February 19, 2025, the startup closed a preferred equity financing round, in connection with which our simple agreement for future equity converted into shares of preferred stock in the startup. P. Sean Neville, a member of our Board, is the founder and chief executive officer and owns 40% of this company. Additionally, Bradley Horowitz, a current member of our Board, is a minority investor in this company, and Anita Sands, a member of our Board at the time of our initial investment, is a minority investor in and strategic advisor to this company.
Registration Rights
Pursuant to an Investors’ Rights Agreement entered into on July 1, 2024, and from time to time, in connection with business arrangements with our partners, certain of our stockholders and their permitted transferees are entitled to customary demand registration rights, shelf registration rights, and “piggyback” registration rights, as well as customary indemnification. If exercised, these registration rights would enable holders to transfer these shares under the registration statement without restriction under the Securities Act. The registration rights remain in effect until the earlier of (i) five years after our IPO, (ii) with respect to a holder, during such time during which all registrable shares held by such holder may immediately be sold under
Rule 144 during any three-month period, and (iii) the closing of a liquidation event.
Indemnification Agreements
We have entered into customary indemnification agreements with each of our directors and executive officers. These agreements provide that we will hold harmless and indemnify each indemnitee against all expenses and losses actually and reasonably incurred by him or her by reason of the fact that he or she is or was our director, officer, employee, or agent, or is or was serving at our request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, in each case, to the fullest extent permitted under applicable law.

44	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Voting Structure
In connection with our IPO, we amended and restated our certificate of incorporation to create three series of authorized common stock. Holders of our Class A common stock are entitled to one vote for each share held at the record date for all matters submitted to a vote of stockholders, holders of our Class B common stock are entitled to five votes for each share held at the record date for all matters submitted to a vote of stockholders (subject to an aggregate cap of 30% of the total voting power of our capital stock), and holders of our Class C common stock are not entitled to vote (other than to the extent set forth in our certificate of incorporation or otherwise required by applicable law). The holders of our Class A common stock and
Class B common stock vote together as a single class, unless otherwise required by law. All shares of Class B common stock are beneficially held by Mr. Allaire, Mr. Neville, and entities affiliated with Mr. Allaire and/or Mr. Neville. As a result, Mr. Allaire and Mr. Neville (and their affiliated entities) can significantly influence any action requiring the approval of our stockholders, including the election of our Board, the adoption of amendments to our certificate of incorporation and amended and restated
bylaws, and the approval of any merger, consolidation, sale of all or substantially all of our assets, or other major corporate transaction. For additional information on the respective or collective voting power of Mr. Allaire and Mr. Neville and entities affiliated therewith, see the section titled “Security Ownership of Certain Beneficial Owners, Directors, and Management.”
Communications with our Board
Interested parties wishing to communicate with non-management members of our Board may do so by writing and mailing the correspondence to Circle Internet Group, Inc., Attention: Corporate Secretary, One World Trade Center, 87th Floor, New York,
NY 10007, or by emailing corporatesecretary@circle.com. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such common stock, and (ii) the class and number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.
Our Corporate Secretary, in consultation with appropriate members of our Board as necessary, will review all incoming communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations, and patently offensive or otherwise inappropriate material) and, if appropriate, will route such communications to the appropriate director(s) or, if none is specified, to the Chairman or the Lead Independent Director. This procedure does not apply to
(i) communications to non-management directors from our officers or directors who are stockholders; or (ii) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, which are discussed further in the section titled
“Stockholder Proposals for 2026 Annual Meeting.”
Corporate Social Responsibility Initiatives
Circle Foundation
In December 2025, Circle launched the Circle Foundation, a philanthropic initiative focused on advancing financial resilience and inclusion in the United States and around the world. Circle Foundation is seeded through Circle’s Pledge 1% equity commitment, a global corporate philanthropy initiative under which Circle committed 1% of its equity and resources to charitable giving, volunteer time, and community support programs.
The objectives of the Circle Foundation include:
•supporting mission-driven organizations that strengthen local financial systems and expand access to economic tools and services for underserved communities, including Community Development Financial Institutions that serve small businesses and entrepreneurs in the U.S.; and
•partnering with international organizations and humanitarian institutions to modernize humanitarian financial systems, improve the transparency and efficiency of aid delivery, and broaden access to financial services globally.
The Circle Foundation is also structured for independence and longevity. As a donor-advised fund housed with Fidelity, it is separately governed and focused entirely on mission-aligned giving. We cover the operational costs, so that Circle Foundation dollars are directed where they matter most – directly to impact.
In addition to our commitment of financial resources to the Circle Foundation, in the form of our equity pledge, we also commit our time. We provide our employees with up to 40 hours of paid volunteer time annually to engage with nonprofits and community organizations of their choice, further embedding social engagement into our culture.

Proxy Statement 2026	45

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Circle Impact
Our Circle Impact program is an initiative to catalyze our ecosystem of products and partnerships to contribute to broader social outcomes, such as improving financial inclusion and expanding the use of digital currencies in humanitarian contexts.
Through this initiative, we support collaborations with organizations addressing global financial access challenges and showcase practical use cases where digital financial tools facilitate more efficient aid delivery, inclusive financial access, and community-oriented solutions.
We also engage in other grantmaking and community support programs, including support for innovators and projects that leverage USDC and our platform to solve real-world problems, such as digital payments innovation, access to financial infrastructure, and expanded economic participation.
Circle Impact periodically supports impact-oriented competitions designed to encourage the development of innovative solutions that advance financial inclusion, transparency, and economic access through technology. Through the Circle Impact competition, we invite entrepreneurs, developers, and mission-driven organizations to propose projects that leverage digital financial tools and infrastructure to address real-world economic and social challenges. Selected participants may receive non-dilutive financial support, resources, or visibility to help advance their proposed initiatives, subject to applicable terms and conditions.
Sustainability
We seek to conduct our business in a responsible and sustainable manner consistent with our technology-enabled operating model. Because our operations are primarily digital and cloud-based, we generally have a lower direct environmental footprint than many more asset-intensive businesses with significant physical infrastructure. Where appropriate, we consider environmental factors as part of our operational planning, vendor and third-party management, and business continuity and resilience efforts. Environmental considerations relevant to our operations are addressed within our broader risk management and operational oversight processes, consistent with applicable regulatory and business requirements.

46	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
2025 Director Compensation
Overview
Our Director Compensation Policy is designed to align non-employee director compensation with our business objectives and the creation of long-term stockholder value, while enabling us to attract and retain highly-skilled directors who contribute to the long-term success of our company. The Compensation Committee annually reviews our Director Compensation Policy. In connection with its review, the Compensation Committee receives advice and input from Semler Brossy, its independent compensation consultant. The Board reviews the Compensation Committee’s recommendation and determines the form and amount of non-employee director compensation. Under our Director Compensation Policy, our non-employee directors are compensated for their time, expertise, and governance roles with a mix of cash compensation and equity-based compensation.
Compensation Elements
Cash Compensation
For our 2025 fiscal year, under our Director Compensation
Policy, our non-employee directors were entitled to the
following cash compensation:
ANNUAL INDEPENDENT
DIRECTOR COMPENSATION
ANNUAL RETAINER FOR BOARD SERVICE

Annual service on the Board	$80,000
Additional retainer for annual service as Lead Independent Director	$50,000
ADDITIONAL ANNUAL RETAINER FOR
COMMITTEE MEMBERSHIP

Audit Committee Chair	$35,000
Audit Committee Member (other than Chair)	$15,000
Compensation Committee Chair	$20,000
Compensation Committee Member (other than Chair)	$9,000
Risk Committee Chair	$27,500
Risk Committee Member (other than Chair)	$12,000
Nominating and Corporate Governance Committee Chair	$15,000
Nominating and Corporate Governance Committee Member (other than Chair)	$6,000
Strategy Committee Chair	$27,500
Strategy Committee Member (other than Chair)	$12,000
The annual Board and committee retainer(s) for each non-
employee director are paid in equal quarterly installments in arrears at or prior to the end of the quarter to which such
amount relates. Board and committee retainers are prorated
for partial quarters of service.
Annual Equity Awards
Annually on the first trading day following each annual
meeting of stockholders, each non-employee director is
eligible to receive an annual grant of restricted stock units
(“RSUs”) with a grant date value of $220,000, with the
number of RSUs awarded being determined based on the
fair market value of our Class A common stock as of the
grant date of such RSUs (rounded down to the nearest
whole number) (the “Annual Director Equity Grant”). The
Annual Director Equity Grant vests on the earlier to occur of
(i) the one-year anniversary of the grant date and (ii) the first annual meeting of stockholders to occur after the grant date, in each case, subject to the non-employee director’s
continual service as a member of the Board through the
applicable vesting date. For fiscal year 2026, the amount of the Annual Director Equity Grant was increased from
$220,000 to $250,000 after taking into account the Board's
workload, market practices, peer data, recruitment and
retention considerations, and our governance principles.
Initial Equity Awards
Furthermore, upon appointment to the Board, each non-
employee director is eligible to receive a one-time initial RSU grant with a grant date value of $400,000, with the number of
RSUs awarded being determined based on the fair market
value of our Class A common stock as of the grant date of
such RSUs (rounded down to the nearest whole number)
(the “Initial Director Equity Grant”). The Initial Director Equity
Grant vests in three substantially equal annual installments on the first three anniversaries of the grant date, subject to the non-employee director’s continuous service on the Board
as of each applicable vesting date.

Proxy Statement 2026	47

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Treatment of Equity Awards on a Change in Control
In the event of a change in control, RSUs held by non-employee directors will become fully vested as of immediately prior to the consummation of the change in control.
Other Compensation
We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of the Board or any
Committee thereof. Directors do not receive meeting fees or other compensation, except as set forth above. Our CEO, as an executive director, does not receive additional compensation for his service as Chairman or his service as a member of the
Strategy Committee.
Director Compensation Limit
No non-employee director who participates in the Omnibus Incentive Plan may receive compensation for services on our
Board in excess of $1,000,000 in the aggregate for any calendar year, including cash payments and equity awards (which will be calculated based on the grant date fair value for financial reporting purposes), but excluding any awards granted prior to our IPO.
Director Stock Ownership Guidelines
We require our directors to meet minimum stock ownership thresholds, which are outlined in our Stock Ownership Guidelines.
We believe stock ownership is an important tool to strengthen the alignment of interests among our executive officers, employee directors, and our stockholders.
Pursuant to the Stock Ownership Guidelines, our non-employee directors are required to own and retain shares of our common stock (held directly, by immediate family members sharing a household, or through entities which the director controls), vested and unvested time-based RSUs (calculated on a net basis after withholding), with an aggregate value of at least three times their annual cash retainer for Board service. Vested and unvested stock options, unearned performance-based awards, and awards that may only be settled in cash are not considered in determining a director’s compliance with our minimum stock ownership thresholds. Compliance with our Stock Ownership Guidelines is assessed annually at the end of each fiscal year, based on the amount of the annual cash retainer for Board service for the most recently completed fiscal year and the average closing price of our Class A common stock for the 30 trading days preceding the last day of the fiscal year.
Each non-employee director has five years to satisfy his or her target ownership requirement after either June 4, 2025 or the date of his or her election or appointment to the Board, whichever is later. Until the stock ownership requirements are achieved, each applicable director is expected to retain at least 50% of the net shares of common stock acquired by them following the grant, exercise, or settlement of any equity award, and excluding any shares held subject to a 10b5-1 sales plan in existence as of the effectiveness of our IPO. All of our current non-employee directors are in compliance with, or on track to meet, the minimum stock ownership thresholds set forth in the Stock Ownership Guidelines.
As our CEO, Jeremy Allaire is subject to stock ownership guidelines applicable for our executive officers. Our CEO stock ownership requirement is five times annual base salary. Mr. Allaire is in compliance with the Stock Ownership Guidelines. For additional information, see “Executive Compensation—Compensation Discussion and Analysis—Other Compensation
Governance Practices—Executive Stock Ownership Guidelines.” For more details on the stock ownership of our directors and executive officers, see “Security Ownership of Certain Beneficial Owners, Directors, and Management.”

48	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
2025 Director Compensation Table
The table below summarizes the compensation and stock awards paid or granted to our non-employee directors. Mr. Allaire, our Chairman and CEO, did not receive any additional compensation for his service on the Board or the Strategy Committee.
For information regarding the compensation received by Mr. Allaire as a named executive officer, see “Executive
Compensation—Executive Compensation Tables—Summary Compensation Table” below.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	Total ($)
Craig Broderick	127,000	219,990	346,990
M. Michele Burns	110,000	219,990	329,990
Rajeev Date	171,000	219,990	390,990
Bradley Horowitz	128,500	219,990	348,490
Kirk Koenigsbauer(4)	—	—	—
P. Sean Neville	110,000	219,990	329,990
Danita Ostling	131,500	219,990	351,490
Adam Selipsky (5)	47,685	399,785	447,470
David Orfao (6)	—	—	—
(1)Reflects fees paid based on changes in Committee membership and service dates.
(2)The amounts reported represent the aggregate grant date fair value of the RSU awards granted to the non-employee directors during 2025, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in Note 18 to our audited consolidated financial statements for the year ended December 31, 2025 included in our 2025 Annual Report. The amounts reported in this column reflect the accounting cost for these RSU awards and do not correspond to the actual economic value that may be received by our non-employee directors upon the vesting and settlement of the RSU awards or any sale of the underlying shares of Circle following settlement. For Mr. Broderick,
Ms. Burns, Mr. Date, Mr. Horowitz, Mr. Neville, and Ms. Ostling, the RSUs vest based on the satisfaction of both service-based and liquidity-based vesting conditions and will expire if not vested prior to the seventh anniversary of the grant date. The liquidity-based vesting condition was satisfied as of June 5, 2025 and the service-based vesting period for these RSU awards has been satisfied as of January 1, 2026. For Mr. Selipsky, the
RSUs vest in three annual installments commencing on July 22, 2025.
The following table reflects the aggregate number of outstanding RSUs held by each non-employee director at the end of fiscal year 2025.

Name	Aggregate Stock Awards (#)
Mr. Broderick	12,320
Ms. Burns	7,060
Mr. Date	7,060
Mr. Horowitz	24,673
Mr. Koenigsbauer	—
Mr. Neville	7,060
Ms. Ostling	7,060
Mr. Selipsky	1,850
Mr. Orfao	—
(3)The following table reflects the aggregate number of option awards outstanding held by each non-employee director who held stock options at the end of fiscal year 2025.

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ms. Burns	March-7-2018	200,000	$200,000	$0.08	03/07/2028
Mr. Date	March-7-2018	45,833	$200,000	$0.08	03/07/2028
Mr. Neville	March-22-2017	2,029,073	$2,029,073	$0.08	03/22/2027
(4)Mr. Koenigsbauer joined the Board in March 2026 and therefore received no compensation in 2025.
(5)Mr. Selipsky joined the Board on July 22, 2025.
(6)Mr. Orfao resigned the Board on September 17, 2025. No compensation was paid to Mr. Orfao in 2025.

Proxy Statement 2026	49

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Executive Compensation

Advisory Vote to Approve Named Executive Officer Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, by non-binding advisory vote, the compensation of our named executive officers, as described in this proxy statement.
This proposal, commonly referred to as the “say-on-pay” vote, provides our stockholders the opportunity to express their views on the compensation of our named executive officers. This non-binding vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all our named executive officers and our executive compensation philosophy, objectives, and program, as described in this proxy statement. We currently intend to hold a say-on-pay vote annually, subject to the outcome of Proposal 3 and any related decision by our Board, and we anticipate next offering our stockholders a say-on-pay vote in 2027.
We ask our stockholders to approve the compensation of our named executive officers, as disclosed in the section titled “Compensation Discussion and Analysis”, the compensation tables, and the related narrative disclosure, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Circle Internet Group, Inc. approve, on a non-binding advisory basis, the compensation paid to the named executive officers, including as disclosed in the Compensation Discussion and
Analysis, compensation tables, and related narrative discussion.”
The affirmative vote of the majority of voting power of capital stock present in person or represented by proxy at the
Annual Meeting and entitled to vote on the subject matter is required to approve this proposal on an advisory basis.
As an advisory vote, the result will not be binding on our Board or our Compensation Committee. The say-on-pay vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives, and program. Our Board and our Compensation Committee value the opinions of our stockholders and will thoughtfully consider the outcome of the vote when evaluating our executive compensation program and making future executive compensation decisions.

Our Board recommends a vote FOR this proposal.

50	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Compensation Discussion and Analysis
The purpose of this “Compensation Discussion and Analysis” section (“CD&A”) is to provide a description of our executive compensation programs, including our pay-for-performance philosophy and long-term value strategy, the elements we use in our program, and the considerations used by our Compensation Committee to make sound compensation decisions. This
CD&A should be read together with the compensation tables and related disclosures set forth below.
Named Executive Officers
This discussion focuses on our Chief Executive Officer, Chief Financial Officer, and the three most highly compensated executive officers (the “NEOs”) for fiscal year 2025, who are each listed in the table below. While this CD&A focuses primarily on the compensation of our NEOs for fiscal year 2025, this CD&A also includes, where noted, relevant compensation information for our NEOs in fiscal year 2026.

Names	Age	Positions
Jeremy Allaire	54	Chairman and Chief Executive Officer
Jeremy Fox-Geen	52	Chief Financial Officer
Kash Razzaghi	45	Chief Commercial Officer(1)
Heath Tarbert	49	President(2)
Nikhil Chandhok	48	Chief Product and Technology Officer
(1)Effective September 1, 2025, Mr. Razzaghi became our Chief Commercial Officer and as such is considered an executive officer of our company.
(2)Effective January 1, 2025, Mr. Tarbert became our President and continues to serve as our Chief Legal Officer.
Jeremy Allaire’s biography is set forth above in the section titled “Director Biographies—Class I Directors: Standing for Election
at the 2026 Annual Meeting of Stockholders.”

Proxy Statement 2026	51

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

Jeremy Fox-Geen has served as our Chief Financial Officer since May 2021. From March 2020 to May 2021,
Mr. Fox-Geen served as the Chief Financial Officer for both iStar and Safehold. From August 2016 to March 2020,
Mr. Fox-Geen served as the Chief Financial Officer for McKinsey & Company, North America. Mr. Fox-Geen
previously held senior leadership positions with PricewaterhouseCoopers, Citigroup, and McKinsey & Company.
Mr. Fox-Geen holds an M.A. in mathematics and philosophy from Oxford University.

Kash Razzaghi has served as our Chief Commercial Officer since September 2025 – leading global business, corporate development, and marketing – and driving our commercial strategy to advance the future of finance and digital assets. Mr. Razzaghi has been at the helm of Circle’s revenue strategy since he joined as SVP of Revenue and Partnerships in April 2020. He was promoted to Chief Revenue Officer in October 2021, and was Chief
Business Officer from January 2023 - September 2025. Prior to joining Circle, Mr. Razzaghi served as SVP, Sales for Brightcove from 2016 - 2019. He holds an M.S. in Electrical Engineering and an MBA from Mississippi State
University.

Heath Tarbert has served as our President since January 2025. Mr. Tarbert has served as our Chief Legal
Officer since July 2023. From April 2021 to June 2023, Mr. Tarbert served as the Chief Legal Officer of
Citadel Securities, and from July 2019 to January 2021, he served as the 14th Chairman and Chief Executive of the CFTC. Earlier in his career, Mr. Tarbert held key leadership positions in international finance, policy, and law including as an Assistant Secretary of the Treasury, U.S. Executive Director of the World Bank
Group, Associate White House Counsel, and as a law clerk at the Supreme Court of the United States. He holds a B.S. in accounting and international business from Mount St. Mary’s University, a J.D. and S.J.D.
from the University of Pennsylvania, and an M.St. and D.Phil. in comparative law from Oxford University.

Nikhil Chandhok has served as our Chief Product and Technology Officer since January 2025. Mr. Chandhok previously served as our Chief Product Officer from February 2022 to December 2024. From January 2018 to
February 2022, Mr. Chandhok served in various senior product development roles at Meta. Mr. Chandhok previously helped develop tech-forward products and software that advanced mobile devices, streaming video, AI, and augmented reality at Google, YouTube, and Microsoft. Mr. Chandhok holds a B.E. in computer engineering from Pune University and an M.S. in computer and information science from Ohio State University.

This CD&A is organized into five sections:

1	2	3	4	5
Executive Summary	Compensation Philosophy and Objectives	Compensation Decision-Making Process	Elements of 2025 Executive Compensation Program	Other Compensation Governance Practices

52	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Executive Summary
2025 Key Highlights

$1B+ In net proceeds from successful IPO and follow-on offering	4 Strategic markets planned or executed	2 Foundational new products launched	72% Year-over-year USDC Circulation Growth

During 2025, we exceeded expectations on our financial and non-financial goals, including by making our strong public market debut. We successfully introduced two major products, Circle Payments Network and Arc, to drive other revenue streams, and received or applied for licenses in four new strategic markets to continue to expand our global footprint.
Additionally, USDC in circulation saw 72% growth year-over-year as of December 31, 2025. In 2025, we grew our key financial performance metric, Adjusted EBITDA, 104% year-over-year to $582 million, with Net Loss from continuing operations of $70 million compared to Net Income from continuing operations of $157 million in fiscal year 2024, significantly impacted by $424 million for stock-based compensation related to vesting conditions met by our IPO. See “Additional
Information—Non-GAAP Financial Measures” for a reconciliation of Adjusted EBITDA to Net Income (Loss) from continuing operations, the most closely comparable GAAP measure, and additional information about the limitations of our non-GAAP measures.

Proxy Statement 2026	53

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Compensation Philosophy and Objectives
At the heart of our compensation program is our pay-for-performance philosophy that is designed to link a significant portion of each NEO’s compensation to our performance, including ambitious performance targets set in alignment with our strategic plan. The Compensation Committee designs our compensation program to be aligned with our long-term growth strategy and stockholders’ interests, with executive compensation significantly weighted to be at-risk and performance-driven.
Our core principles are:

Pay for Performance	•Over 90% of our executive compensation is at-risk and performance-driven, with metrics aligned to our long-term growth strategy and reflecting our strong pay-for-performance philosophy.

	2025 TARGET PAY MIX: CEO	2025 TARGET PAY MIX: ALL OTHER NEOs AS A GROUP

81%
Long-Term Incentive
8%
Base Salary
11%
Short-Term Incentive

85%
Long-Term Incentive
7%
Base Salary
8%
Short-Term Incentive

Align with Stockholder Interests
•Our compensation programs are designed to align our executives’ interests with Circle’s mission, performance, and the interests of our stockholders, particularly with respect to our executives who are best positioned to drive long-term value creation.
•Our stock ownership guidelines strengthen alignment of our executives’ interests with those of our stockholders.
•The majority of executive pay is delivered in long-term incentives.

Attract and Retain Top Talent	•Our compensation programs are designed to attract and retain executives that are both high performers in their specialty and exemplify our values.

Drive Long-Term Growth	•We reinforce our pay-for-performance orientation through programs that motivate and reward executives for their contributions to our short- and long-term performance.

We believe our programs and practices, as described in this CD&A, achieve these objectives.

54	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Compensation Governance Best Practices
Our executive compensation program and practices are designed to reinforce our pay-for-performance philosophy and incorporate the following corporate governance best practices designed to protect the interests of our stockholders.

What We Do

  Maintain a pay-for-performance compensation
philosophy to attract, motivate, and retain top
executive talent.
  Include a mix of both short- and long-term
compensation, while emphasizing long-term
equity compensation.
  Ensure that a significant portion of
compensation is performance-based or variable
and not guaranteed.
  Conduct annual reviews of executive
compensation to ensure alignment with
competitive market practices.
  Regularly discuss risks of our
compensation program.
  Maintain an independent Compensation
Committee and independent consultant to the
Compensation Committee.
  Require stock ownership equal to 5x base salary
for our CEO and 3x base salary for all other
executive officers.
  Maintain a clawback policy for erroneously
awarded incentive-based compensation to
ensure accountability.

What We Don’t Do

    Offer change-in-control excise tax reimbursement
or “gross-ups.”
    Enter into fixed term employment agreements.
    Offer “single-trigger” change-in-control
arrangements.
    Provide excessive perquisites or benefits.
    Permit hedging or pledging of Circle securities.
    Provide pensions or supplemental executive
retirement programs.
    Award option grants at discounted stock prices
or permit option repricing without
stockholder approval.

Proxy Statement 2026	55

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Compensation Decision-Making Process
Role of the Compensation Committee
The Compensation Committee oversees and discharges responsibilities related to executive compensation; director compensation; our compensation policies, plans, and benefits programs; equity compensation plans; compensation-related risks; human capital management; and other duties that may be assigned to the Compensation Committee by the Board. With respect to executive compensation, the Compensation Committee reviews and approves existing and new compensation programs, including identifying, reviewing, and approving corporate goals and objectives relevant to each such executive’s compensation, and evaluating each such executive’s performance in light of such goals and objectives. With respect to the
CEO, the Compensation Committee reviews and recommends compensation decisions to the Board, which oversees and approves such compensation. Additionally, the Compensation Committee is responsible for reviewing, approving, and administering short- and long-term incentive compensation plans, including establishing performance objectives and evaluating performance achievement, reviewing and approving all related plans and grant awards pursuant to such plans, and adopting, amending, and terminating any such plans subject to obtaining any required stockholder approval.
The Compensation Committee also oversees our stock ownership guidelines for executive officers and directors, as well as the approval and administration of the compensation recoupment, clawback, and similar policies. Additionally, the
Compensation Committee annually reviews and approves the list of companies to be included in any compensation peer group used to benchmark pay levels based on criteria the Compensation Committee deems appropriate, including input from its independent compensation consultant. Finally, the Compensation Committee oversees the administration of, and, as appropriate, the enforcement of our clawback policies and any recoupment-related activity.
In making its 2025 compensation decisions, the Compensation Committee considered a number of factors, including:

Competitive market data for compensation programs at peer companies	Our performance over prior periods and recent trends	Our financial plan, growth, strategy, and long-term outlook

Realized and unrealized pay from historical compensation programs	Methods of aligning compensation with stockholder returns	Officer responsibilities, performance, leadership, expertise, and long-term potential

Role of the Independent Compensation Consultant
Semler Brossy, the Compensation Committee’s independent compensation consultant, is hired by and reports directly to the
Compensation Committee. Semler Brossy attends meetings and executive sessions of the Compensation Committee at which compensation matters are considered, and advises and provides guidance and analysis to the Compensation Committee on matters pertaining to executive and non‑employee director compensation, including CEO and executive compensation plans and design, executive compensation‑related regulatory matters and governance best practices, and competitive market studies. Semler Brossy also provides guidance and performs various analyses for the Compensation Committee, including peer group benchmarking and analyses regarding pay and performance alignment, incentive plan performance, and the rigor of performance goals.
Semler Brossy does not provide any other services to us or any of our affiliates and may not be engaged to provide any other services to us without the approval of the Compensation Committee. The Compensation Committee reviews Semler Brossy’s performance periodically and evaluates their continued independence. The Compensation Committee has concluded that
Semler Brossy is independent and has no conflicts of interest relating to its engagement by the Compensation Committee.

56	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Role of Competitive Market Data and Compensation Peer Groups
Competitive compensation data is one of several factors that our Compensation Committee considers in making its decisions with respect to the compensation of our executives, including our NEOs. Specifically, our Compensation Committee considers compensation data in our competitive market for executive talent, particularly the compensation levels and practices of a group of peer companies (the “Compensation Peer Group”), as determined by our Compensation Committee. The Compensation
Committee, with the assistance of Semler Brossy, reviewed and approved the following Compensation Peer Group for fiscal year 2025 based on each company’s similarity to us in terms of industry and financial characteristics, as determined using the following criteria:
•business model and/or product, with a focus on companies with FinTech, cryptocurrency, and financial services industries;
•similar size, as measured by revenue, assets, and market capitalization;
•headquartered in the United States and traded on a major stock exchange; and
•preference for high annual revenue growth companies.

Peer Companies for fiscal year 2025:

ACI Worldwide, Inc. Affirm Holdings, Inc. BILL Holdings, Inc. BlackLine, Inc. Coinbase Global, Inc. DocuSign, Inc. Dropbox, Inc.	Evercore Inc. Enova International, Inc. Jack Henry & Associates, Inc. LendingClub Corporation LendingTree, Inc. MongoDB, Inc. Payoneer Global Inc.	Q2 Holdings, Inc. Remitly Global, Inc. Robinhood Markets, Inc. Shift4 Payments, Inc. SoFi Technologies, Inc. WEX Inc. World Acceptance Corporation

Proxy Statement 2026	57

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Elements of 2025 Executive Compensation Program
The Compensation Committee establishes and oversees our executive compensation program, including the determination of base salary and short- and long-term incentives. We believe these practices align with our peers in both design and value, and ultimately align NEOs’ interests with those of stockholders, through the prioritizing of variable compensation elements. In fiscal year 2025, the principal elements of our executive compensation program, and the purpose of each element, were as follows:

Element	Type	Element	Key Features
Base Salary	Fixed	Cash	Provide fixed, ongoing compensation to attract and retain executives, which is representative of the market for their role and expected contributions.
Short-Term Incentive	Variable	Cash
Variable cash incentive opportunity to motivate executives to achieve key short-term business and financial objectives
aligned with our operating plan and strategic priorities.
Payouts are determined formulaically based on the
achievement of semi-annual financial and business
performance goals.

Long-Term Incentives	Variable	Equity
Granted in the form of RSUs and stock options to align the
interests of executives with stockholders by promoting
sustainable long-term value creation and reinforcing a
pay-for-performance culture. Multi-year vesting schedules
encourage long-term ownership, retention, and
leadership continuity.

Base Salaries
Base salary is the principal fixed element of our executive compensation. The Compensation Committee believes that it is important that each NEO receives a market-competitive base salary that provides an appropriate balance between fixed and at-risk compensation. The initial base salary of each NEO is established in connection with their hiring or promotion. In establishing and updating base salaries, we review and consider market-based survey data and the base salaries of similarly-situated executives in the Compensation Peer Group for informational purposes. Each of the NEOs is paid a base salary commensurate with the skill set, experience, and performance required for serving as an NEO, ensuring the NEOs work together to benefit the whole of our company. The annual base salaries for our NEOs for fiscal year 2025 are listed below.
There were no changes from fiscal year 2024 unless otherwise noted.

NEOs	Fiscal year 2025
Mr. Allaire	$900,000
Mr. Fox-Geen	$500,000
Mr. Razzaghi	$500,000	(1)
Mr. Tarbert	$500,000
Mr. Chandhok	$500,000
(1)Effective September 1, 2025, Mr. Razzaghi became our Chief Commercial Officer and as such is considered an Executive Officer of our company.
At this time, his salary increased to $500,000.
The Compensation Committee makes recommendations to the Board in respect of our CEO’s compensation. Our CEO has primary responsibility for the review of the compensation of his direct reports and provides salary recommendations to the
Compensation Committee in respect of our other NEOs. Our CEO is not present during discussions of his own pay.
We believe that the base salary review process serves our pay-for-performance philosophy because base pay increases are dependent on the success of our company and market parity for our NEOs as a group.

58	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Short-Term Incentive Plan
Our Short-Term Incentive Plan is designed to motivate and reward our executives for positive contributions to near-term business objectives. The Short-Term Incentive Plan is a cash-based annual bonus plan that rewards our NEOs and other executives for the achievement of key short-term objectives established by our Compensation Committee over two six-month performance periods.
We establish a target annual bonus for each NEO at the beginning of each year, or upon their hire or establishment of increased responsibilities or changes in role, set as a percentage of the NEO’s annual base salary. When establishing the target annual bonus, we consider the overall design of the plan compared to our Compensation Peer Group, including the nature of the short-term performance targets set, the maximum payout opportunity available under the plan, and the balance of the compensation components in the executive’s total direct compensation relative to market. For 2025, the target annual bonuses for the NEOs (the “2025 STIP”) are listed below as a percentage of base salary.

NEOs	Fiscal Year 2025 Target Annual Bonus
Mr. Allaire	140%
Mr. Fox-Geen	110%
Mr. Razzaghi	110%	(1)
Mr. Tarbert	110%
Mr. Chandhok	110%
(1)Effective September 1, 2025, Mr. Razzaghi became our Chief Commercial Officer and as such is considered an Executive Officer of our company.
At this time, his target annual bonus increased to 110%.
The Compensation Committee approved the below 2025 annual incentive plan design informed by our business priorities and market practices. Bonuses under the 2025 STIP were payable between 0% and 150% of target levels, determined as follows:
(i) for the January 1, 2025 to June 30, 2025 performance period, based on the achievement against the following corporate performance goals: Adjusted EBITDA (70%) and non-financial business performance goals (30%) (the “1H STIP”) and (ii) for the July 1, 2025 to December 31, 2025 performance period based on the achievement of the following corporate performance goals: Adjusted EBITDA (70%) and non-financial business performance goals (30%) (the “2H STIP”). See “Additional
Information—Non-GAAP Financial Measures” for a reconciliation of Adjusted EBITDA to net income (loss) from continuing operations, the most closely comparable GAAP measure, and additional information about the limitations of our non-GAAP measures.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
For the 1H STIP, the Adjusted EBITDA performance targets and potential payout opportunities were as follows:
1H 2025

Measure	Weighting	Threshold	Target	Maximum	1H 2025 Payout %
Adjusted EBITDA Goal ($M)					142%

Non-financial business performance goals •Hit key milestones for public company readiness; •Launch in two strategic international markets; •Integrate and launch USYC; •Submission of application for trust charter; •Launch CPN; and •Increase assets on platform to achieve our financial plan.		For the non-financial business performance goals, the payout is determined by the number of goals achieved, as shown below:			125%
1H 2025 Aggregate Achievement: 137%

60	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
For the 2H STIP, the Adjusted EBITDA performance targets and potential payout opportunities were as follows:
2H 2025

Measure	Weighting	Threshold	Target	Maximum	2H 2025 Payout %
Adjusted EBITDA Goal ($M)					150%

Non-financial business performance goals •Drive USDC circulation through increased spot trading volume and open interest for USDC pairs; •Significant growth in CPN volume and membership; •Grow Other Revenue; •Successful design and launch of Circle Chain on Testnet; •Expand Circle’s Banking Partner Network; and •Position Circle to be fully authorized in at least two new global financial centers in 2026.		For the non-financial business performance goals, the payout was determined by the number of goals achieved, as shown below:			125%
2H 2025 Aggregate Achievement: 143%
We believe Adjusted EBITDA and the non-financial business performance goals detailed above clearly reflect key aspects of our performance, including among other things, revenue growth and diversification, growth of the products and services offered by our full-stack internet platform business, and strategic market expansion. The Compensation Committee believes these metrics appropriately reflect our focus on successful management of our short-term strategic objectives, in turn, aligning the interests of our NEOs with those of our stockholders. See “Additional Information—Non-GAAP Financial Measures” for a
reconciliation of Adjusted EBITDA to net income (loss) from continuing operations, the most closely comparable GAAP measure, and additional information about the limitations of our non-GAAP measures.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Equity Incentive Compensation
Our long‑term incentive programs, including annual equity awards, play an important role in our total rewards strategy enabling our pay‑for‑performance philosophy and fostering a sense of ownership in our business. The Compensation Committee believes that these equity grants incentivize long‑term performance and provide additional alignment between the NEOs’
interests and those of our stockholders, while also providing a significant retention incentive, because the underlying value of the awards is tied to our stock price and the performance of our company.
Each year our NEOs are eligible to receive equity awards under our Annual Grant Program (“Annual Grant”). In February
2025, our NEOs other than Mr. Razzaghi received 100% of their Annual Grant in the form of RSUs (the “2025 Annual Grants”).
The amounts granted of the 2025 Annual Grant were determined by the Compensation Committee factoring in peer data, the collective performance of our NEOs, the impact on Circle, and Circle’s overall performance.
For 2025 Annual Grants, grants made to our 2025 NEOs were as follows:

NEOs	2025 Annual Grant
Mr. Allaire	$9,000,000
Mr. Fox-Geen	$6,000,000
Mr. Razzaghi(1)	$4,125,000
Mr. Tarbert(2)	$6,000,000
Mr. Chandhok	$6,000,000
(1)Mr. Razzaghi was promoted to Chief Commercial Officer on September 1, 2025 and became an executive officer upon such promotion. 2025
Annual Grants were awarded in February 2025, and at that time, Mr. Razzaghi was not an executive officer. Mr. Razzaghi elected to receive
$1,237,500 of his 2025 Annual Grant in cash payments that are paid in quarterly installments over 2025 and 2026. Separate from Mr. Razzaghi’s annual grant, he also received a one-time promotional grant in 2025 in the amount of $16,000,000, which is not reflected in the above table.
(2)In addition to Mr. Tarbert’s annual grant, in connection with his appointment as our President effective January 1, 2025, Mr. Tarbert received a one-time promotional grant with a grant date value of $1,500,000. This promotional grant is not reflected in the table above.
The 2025 Annual Grants had both time-based and performance-based vesting conditions. The time-based vesting condition is
25% after one year, then in substantially equal monthly installments thereafter for the next 36 months. The performance-based vesting condition was based upon our achievement of a qualifying change in control event or public listing of our common stock, and was deemed satisfied in connection with our IPO. For 2026, Mr. Allaire’s annual grant was increased to $15,000,000, and the grant for each of our other NEOs was increased to $7,500,000.
Timing of Equity Awards
We have a practice of granting annual equity awards to eligible employees, including our NEOs, in the first quarter of each year. Timing of interim equity grants, such as grants made to new hires or promotional grants, may vary but are typically granted shortly after the hire date or as part of the next annual grant, in the case of promotional grants. During 2025, we did not consider material nonpublic information when determining the timing or terms of equity awards for the NEOs, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
One-Time IPO-Related Compensation
In connection with the efforts undertaken to prepare our company for IPO and to continue executing upon critical business initiatives thereafter, each of our NEOs who was serving as an NEO at such time (Messrs. Allaire, Fox-Geen, Tarbert, and
Chandhok) received a cash bonus of $1,000,000, to be paid in equal quarterly installments over two years beginning in March
2025. The Compensation Committee approved these cash awards to recognize the extraordinary scope and intensity of the efforts required to successfully complete the IPO, retain key executive leadership during a period of significant transition, and ensure continued focus on executing Circle’s strategic priorities following the IPO. In determining the size and structure of these awards, the Compensation Committee considered market practices for IPO-related compensation, the NEO’s individual contributions and leadership during this period, and the importance of maintaining stability and continuity in our senior management team during and immediately following the IPO.

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About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
One-Time Prior Role-Related Compensation
In connection with his prior role, Mr. Razzaghi elected to receive part of his 2025 annual equity grant in cash payments. In addition, he received a one-time spot bonus of $500,000 in March 2025 in recognition of his performance.
One-Time Promotion Compensation
In connection with his promotion to President, Mr. Tarbert was awarded an equity award of $1,500,000 in value, in restricted stock units. The promotion RSUs had both time-based and performance-based vesting conditions. The time-based vesting condition is 25% after one year, then monthly thereafter for the next 36 months. The performance-based vesting condition was based upon the achievement of a qualifying change in control event or public listing of our common stock, and was deemed satisfied in connection with our IPO.
In connection with his promotion to Chief Commercial Officer, Mr. Razzaghi was awarded two equity awards totaling
$16,000,000 in grant date value, awarded 50% in RSUs and 50% in stock options. Both awards vest in 16 quarterly installments beginning on September 1, 2025.
Other Compensation and Benefits
Company 401(k) Plan
Our executives, including our NEOs, may participate in our tax-qualified 401(k) retirement plan, which provides eligible U.S.
employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to the applicable annual limits set forth in the Internal Revenue Code of 1986, as amended (the “Code”).
In fiscal year 2025, we matched 100% of the first 3% of contributions by plan participants, and 50% of the next 2% of contributions by plan participants, subject to the annual contribution limits set forth in the Code. The 401(k) plan is intended to be qualified under Section 401(a) of the Code and its related trust is intended to be tax exempt under Section 501(a) of the
Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. The Compensation Committee believes that providing executives with the opportunity to participate in our tax-qualified 401(k) plan on the same terms as other eligible employees supports long-term retirement readiness. The Compensation Committee determined that our matching contribution structure is competitive with market practices and appropriate to attract and retain talented executives without providing retirement benefits.
Health and Welfare Benefits
Our executives, including our NEOs, are eligible to receive the same health and welfare benefits that are generally available to all of our full-time employees, subject to the satisfaction of certain eligibility requirements. These benefits include our medical, dental, and vision insurance, and life and disability insurance plans. In structuring these benefit plans, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.
Perquisites and Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program.
Accordingly, we do not provide significant or excessive perquisites or other personal benefits to our executives, including our
NEOs, except as generally made available to our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to reward long-standing service to us, to make our executives more efficient and effective, or for recruitment and retention purposes.
In fiscal year 2025, we paid for personal security during Mr. Allaire’s personal travel and at his residence. The Compensation
Committee approved the provision of personal security for Mr. Allaire to address safety and security risks arising from his role, public profile, and responsibilities. The Compensation Committee determined that these measures were reasonable in scope and cost, primarily serve our interests by reducing potential business disruption, enable Mr. Allaire to perform his duties effectively and without undue distraction, and are appropriate given the importance of Mr. Allaire to the success of our operations and long-term strategy. We report the aggregate incremental cost for these services in the “All other compensation”
column of “Executive Compensation—Executive Compensation Tables—Summary Compensation Table” below. The immaterial perquisites paid to our other NEOs, other than Mr. Allaire, are included below under “All other compensation” in the
Summary Compensation Table, and include personal security for our other NEOs at their residences.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Employment Agreements with NEOs
We have entered into offer letters with each of our NEOs. In fiscal year 2025, we also adopted an executive severance plan
(the “Executive Severance Plan”), which provides for certain payments and benefits in the event of a termination of employment, including an involuntary termination of employment in connection with a change in control of Circle. All of our
NEOs are eligible for severance benefits under the Executive Severance Plan and the terms of the Executive Severance Plan replace the severance provisions in such NEO’s offer letters, if any. The terms and conditions relating to the Executive
Severance Plan are set forth below in “—Executive Compensation—Potential Payments Upon Severance or Change
in Control.”
Offer Letters
The material terms of the applicable offer letters with Mr. Allaire, Mr. Fox-Geen, Mr. Razzaghi, Mr. Tarbert, and Mr. Chandhok
are described below.
Jeremy Allaire. We entered into an offer letter with Mr. Allaire, dated February 1, 2025 (the “Allaire Offer Letter”), which sets forth his terms of employment in the position of CEO. The Allaire Offer Letter sets forth Mr. Allaire’s annual base salary, his target bonus percentage, and his eligibility to participate in our equity incentive plan and our benefit plans generally. Mr. Allaire is subject to our standard non-solicitation, confidentiality, and assignment agreement, which provides for restrictions on non-
competition (during employment and for one year post-termination), employee and customer non-solicitation (during employment and for one year post-termination), confidentiality (perpetual), and assignment of intellectual property rights.
Jeremy Fox-Geen. We entered into an offer letter with Mr. Fox-Geen, dated as of February 1, 2025 (the “Fox-Geen Offer
Letter”). The Fox-Geen Offer Letter sets forth the terms of Mr. Fox-Geen’s employment, including his positions and duties, his annual base salary, his target bonus percentage, and his eligibility to participate in our equity incentive plan and benefit plans generally. Mr. Fox-Geen is subject to our standard non-solicitation, confidentiality, and assignment agreement, which provides for restrictions on employee and customer non-solicitation (during employment and for one year post-termination), confidentiality (perpetual), and assignment of intellectual property rights.
Kash Razzaghi. We entered into an offer letter with Mr. Razzaghi, dated as of September 1, 2025 (the “Razzaghi Offer
Letter”). The Razzaghi Offer Letter sets forth the terms of Mr. Razzaghi’s employment, including his positions and duties, his annual base salary, his target bonus percentage, and his eligibility to participate in our equity incentive plan and benefit plans generally. Mr. Razzaghi is subject to our standard non-solicitation, confidentiality, and assignment agreement, which provides for restrictions on employee and customer non-solicitation (during employment and for one year post-termination), confidentiality (perpetual), and assignment of intellectual property rights.
Heath Tarbert. We entered into an offer letter with Mr. Tarbert, dated as of February 1, 2025 (the “Tarbert Offer Letter”). The
Tarbert Offer Letter sets forth the terms of Mr. Tarbert’s employment, including his positions and duties, his annual base salary, his target bonus percentage, and his eligibility to participate in our equity incentive plan and benefit plans generally.
Mr. Tarbert is subject to our standard non-solicitation, confidentiality, and assignment agreement, which provides for restrictions on employee and customer non-solicitation (during employment and for one year post-termination), confidentiality
(perpetual), and assignment of intellectual property rights.
Nikhil Chandhok. We entered into an offer letter with Mr. Chandhok, dated as of February 1, 2025 (the “Chandhok Offer
Letter”). The Chandhok Offer Letter sets forth the terms of Mr. Chandhok’s employment, including his positions and duties, his annual base salary, his target bonus percentage, and his eligibility to participate in our equity incentive plan and benefit plans generally. Mr. Chandhok is subject to our standard non-solicitation, confidentiality, and assignment agreement, which provides for restrictions on employee and customer non-solicitation (during employment and for one year post-termination), confidentiality (perpetual), and assignment of intellectual property rights.

64	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Other Compensation Governance Practices
Executive Stock Ownership Guidelines
We require our executive officers to meet minimum stock ownership thresholds, which are outlined in our Stock Ownership
Guidelines. We believe stock ownership is an important tool to strengthen the alignment of interests among our executive officers and our stockholders.
Pursuant to the Stock Ownership Guidelines, our CEO and each other executive officer are required to own and retain shares of our common stock (held directly, by immediate family members sharing a household, or through entities which the executive officer controls), vested and unvested time-based RSUs (calculated on a net basis after withholding), and shares acquired through our Employee Stock Purchase Plan, with an aggregate value of at least five times their annual base salary (in the case of our CEO) or three times their annual base salary (in the case of our other executive officers). Vested and unvested stock options, unearned performance-based awards, and awards that may only be settled in cash are not considered in determining an executive officer’s compliance with our minimum stock ownership thresholds. Compliance with our Stock Ownership
Guidelines is assessed annually at the end of each fiscal year, based on the amount of the annual base salary for the most recently completed fiscal year and the average closing price of our Class A common stock for the 30 trading days preceding the last day of the fiscal year.
Each executive officer has five years to satisfy his or her target ownership requirement after either June 4, 2025 or the date of his or her appointment, whichever is later. Until the stock ownership requirements are achieved, each executive officer is expected to retain at least 50% of the net shares of common stock acquired by them following the grant, exercise, or settlement of any equity award, and excluding any shares held subject to a 10b5-1 sales plan in existence as of the effectiveness of our IPO. All of our current executive officers are in compliance with the minimum stock ownership thresholds set forth in the Stock Ownership Guidelines.
Clawback Policy
We have adopted a Compensation Recovery Policy that provides for the recovery of certain incentive-based compensation from current and former executive officers in the event we are required to prepare an accounting restatement due to material noncompliance with applicable financial reporting requirements. The policy applies to incentive-based compensation that is granted, earned, or vested based wholly or in part on financial reporting measures and that is received during the three completed fiscal years preceding the date on which we are required to prepare the restatement, as well as any applicable transition period. Recovery is required regardless of whether any executive officer engaged in misconduct or was otherwise at fault for the error giving rise to the restatement.
Under this policy, the Compensation Committee (or, in certain circumstances, the independent members of the Board) is responsible for administering the recovery process and determining the amount of excess incentive-based compensation subject to recoupment, as well as the method of recovery, which may include repayment, cancellation of awards, or offset against future compensation. The policy prohibits indemnification of executive officers for amounts recovered and includes limited exceptions to recovery only as permitted under applicable law and NYSE stock exchange rules. The policy is intended to comply with Section 10D of the Exchange Act and applicable NYSE listing standards and is filed as an exhibit to Circle’s
Annual Report on Form 10-K for December 31, 2025.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Code Section 162(m), as amended by the Tax Cuts and Jobs Act, generally imposes a $1 million cap on the federal income tax deduction for compensation paid to our “covered employees” during any fiscal year. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, and, in the exercise of its business judgment and in accordance with its compensation philosophy, the Compensation Committee retains the flexibility to award compensation even if the compensation is not deductible by us for tax purposes, and to modify compensation that was initially intended to be tax deductible if it determines such modifications are consistent with our business needs.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Accounting for Stock-Based Compensation
The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our NEOs and other employees. We follow the Financial Accounting Standard Board’s Accounting Standards
Codification Topic 718 (FASB ASC Topic 718) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards based on the grant date “fair value” of these awards.
Compensation Committee Report
The Compensation Committee oversees our compensation programs on behalf of our Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the CD&A included in this Proxy
Statement. In reliance on that review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in our Proxy Statement to be filed with the SEC in connection with our Annual Meeting and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on
March 9, 2026.
Compensation Committee
Rajeev Date (Chair)
Bradley Horowitz
Kirk Koenigsbauer
Danita Ostling

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About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Executive Compensation Tables
Summary Compensation Table
The following table sets forth information concerning the compensation paid to our NEOs during our fiscal years ended
December 31, 2025, 2024, and 2023.

Name and principal position	Year		Salary ($)	Bonus ($)		Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)(3)	Total ($)
Jeremy Allaire Chairman and Chief Executive Officer	2025		900,000	500,000	(4)	8,999,974	—	1,764,000	4,096,862	16,260,836
	2024		900,000	—		8,999,983	—	1,568,700	776,334	12,245,017
	2023		850,000	—		3,849,977	3,868,126	1,386,350	106,100	10,060,553
Jeremy Fox-Geen Chief Financial Officer	2025		500,000	500,000	(4)	5,999,983	—	770,000	—	7,769,983
	2024		500,000	—		3,999,996	—	684,750	—	5,184,746
	2023		500,000	—		1,749,975	1,756,476	640,750	—	4,647,201
Kash Razzaghi Chief Commercial Officer(5)	2025		483,333	1,356,250	(6)	10,207,876	7,999,991	700,000	48,770	20,796,220

Heath Tarbert President(7)	2025		500,000	500,000	(4)	7,499,994	—	770,000	91,372	9,361,366
	2024		500,000	—		3,999,996	—	684,750	—	5,184,746
	2023	(8)	250,000	500,000	(9)	11,421,846	11,890,559	412,500	—	24,474,905
Nikhil Chandhok Chief Product and Technology Officer(10)	2025		500,000	500,000	(4)	5,999,983	—	770,000	108,414	7,878,397
	2024		500,000	—		3,999,996	—	466,875	—	4,966,871
	2023		475,000	—		749,975	752,233	332,025	—	2,309,233
(1)The amounts reported represent the aggregate grant date fair value of the RSU awards granted to the NEOs, calculated in accordance with FASB
ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in Note 17 to our audited consolidated financial statements for the year ended
December 31, 2025 included in our Annual Report on Form 10-K for fiscal year 2025. The amounts reported in this column reflect the accounting cost for these RSU awards and do not correspond to the actual economic value that may be received by our NEOs upon the vesting and settlement of the RSU awards or any sale of the underlying shares of Circle following settlement.
(2)The amounts reported represent the aggregate grant date fair value of the option awards granted to the NEOs, calculated in accordance with FASB
ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the option awards reported in this column are set forth in Note 17 to our audited consolidated financial statements for the year ended
December 31, 2025 included in our Annual Report on Form 10-K for fiscal year 2025. The amounts reported in this column reflect the accounting cost for these option awards and do not correspond to the actual economic value that may be received by our NEOs upon the exercise of the option awards or any sale of the underlying shares of Circle.
(3)The amount reported reflects costs related to personal security services for Mr. Allaire in 2023, and for personal security during personal travel and home security enhancement for Mr. Allaire in 2024 and 2025, and for home security enhancements for the other NEOs in 2025.
(4)Represents the one-time IPO awards that are paid quarterly over two years.
(5)Mr. Razzaghi was promoted to Chief Commercial Officer on September 1, 2025.
(6)Represents the following cash payments: $500,000 one-time performance bonus paid in March 2025, $618,750 in quarterly cash payments from the 2025 cash for equity election, and $237,500 from the 2024 cash for equity election.
(7)In 2024, Mr. Tarbert held the role of Chief Legal Officer and Head of Corporate Affairs. Mr. Tarbert was promoted to President on January 1, 2025 and remains our Chief Legal Officer.
(8)Mr. Tarbert commenced his employment with us on July 1, 2023 and his base salary and cash-based incentive compensation were pro-rated accordingly.
(9)Represents a one-time sign-on bonus granted in connection with Mr. Tarbert’s commencement of employment.
(10)In 2024 and 2023, Mr. Chandhok held the role of Chief Product Officer.

Proxy Statement 2026	67

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Grants of Plan-Based Awards
The following table sets forth information with respect to plan-based awards granted to our NEOs during our fiscal year ended
December 31, 2025.

		Estimated future payouts under non-equity incentive plan awards(1)			All other stock awards: number of shares of stock or units (#)(2)	Exercise price of option awards ($/Sh)	Grant date fair value of stock and option awards
Name	Grant date	Threshold ($)	Target ($)	Maximum ($)
Jeremy Allaire	Feb-5-2025				288,831		$8,999,974
	Feb-14-2025	$630,000	$1,260,000	$1,890,000
Jeremy Fox-Geen	Feb-5-2025				192,554		$5,999,983
	Feb-14-2025	$275,000	$550,000	$825,000
Kash Razzaghi	Feb-5-2025				92,666		$2,887,473
	Feb-14-2025	$237,500	$475,000	$712,500
	Sep-1-2025				55,466		$7,320,403
	Sep-1-2025				102,546	$131.98	$7,999,991
Heath Tarbert	Feb-5-2025				192,554		$5,999,983
	Feb-5-2025				48,139		$1,500,011
	Feb-14-2025	$275,000	$550,000	$825,000
Nikhil Chandhok	Feb-5-2025				192,554		$5,999,983
	Feb-14-2025	$275,000	$550,000	$825,000
(1)These columns reflect the 2025 STIP opportunities for our NEOs, as described under “Compensation Discussion and Analysis—Elements of 2025
Executive Compensation Program—Short-Term Incentive Plan above. The amounts reported in the “Threshold” column assume that the achievement of threshold performance under both the 1H and 2H STIPs.
(2)The amounts in this column reflect the RSUs and Options granted to our NEOs during fiscal year 2025, as described under “Compensation
Discussion and Analysis—Elements of 2025 Executive Compensation Program—Equity Incentive Compensation” above.

68	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning outstanding equity awards for our NEOs as of the end of our fiscal year ended December 31, 2025.

		Option awards(1)					Stock awards(1)
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Jeremy Allaire	11-Sep-2018	552,938	—		$0.08	11-Sep-2028	—		—
	16-Jan-2020	583,333	—		$0.08	16-Jan-2030	—		—
	04-May-2022	142,451	3,031	(2)	$48.45	04-May-2032	—		—
	17-Apr-2023	175,895	65,333	(2)	$32.95	13-Apr-2033	—		—
	03-May-2023	22	8	(2)	$32.95	03-May-2033	—		—
	04-May-2022	—	—		—	—	1,634	(3)	$129,576
	17-Apr-2023	—	—		—	—	31,645	(3)	$2,509,449
	20-Mar-2024	—	—		—	—	168,554	(3)	$13,366,332
	02-Feb-2025	—	—		—	—	288,831	(3)	$22,904,298
Jeremy Fox-Geen	19-May-2021	1,181,606	—		$10.11	19-May-2031	—		—
	04-May-2022	28,115	598	(2)	$48.45	04-May-2032	—		—
	17-Apr-2023	79,963	29,700	(2)	$32.95	13-Apr-2033	—		—
	04-May-2022	—	—		—	—	322	(3)	$25,535
	17-Apr-2023	—	—		—	—	14,384	(3)	$1,140,651
	20-Mar-2024	—	—		—	—	74,913	(3)	$5,940,601
	02-Feb-2025	—	—		—	—	192,554	(3)	$15,269,532
Kash Razzaghi	13-Apr-2021	75,000	—		$10.11	13-Apr-2031	—		—
	17-Apr-2023	34,269	12,729	(2)	$32.95	13-Apr-2033	—		—
	01-Sep-2025	6,409	96,137	(5)	$131.98	01-Sep-2035	—		—
	17-Apr-2023	—	—		—	—	6,164	(3)	488,805
	20-Mar-2024	—	—		—	—	28,560	(3)	$2,264,808
	05-Feb-2025	—	—		—	—	92,666	(3)	$7,348,414
	01-Sep-2025	—	—		—	—	52,000	(4)	$4,123,600
Heath Tarbert	02-Sep-2023	559,927	372,071	(2)	$25.09	28-Aug-2033	—		—
	02-Sep-2023	—	—		—	—	180,197	(3)	$14,289,622
	20-Mar-2024	—	—		—	—	74,913	(3)	$5,940,601
	05-Feb-2025	—	—		—	—	192,554	(3)	$15,269,532
	05-Feb-2025	—	—		—	—	48,139	(3)	$3,817,423
Nikhil Chandhok	04-Feb-2022	1,096,774	52,903	(2)	$25.81	04-Feb-2032	—		—
	17-Apr-2023	34,269	12,729	(2)	$32.95	13-Apr-2033	—		—
	04-Feb-2022	—	—		—	—	41,844	(3)	$3,318,229
	17-Apr-2023	—	—		—	—	6,164	(3)	$488,805
	20-Mar-2024	—	—		—	—	74,913	(3)	$5,940,601
	05-Feb-2025	—	—		—	—	192,554	(3)	$15,269,532

Proxy Statement 2026	69

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
(1)Each equity award was granted under and is subject to the terms of our stock plans. As described below under “2013 Circle Internet Financial
Limited Share Award Scheme,” awards under the 2013 Scheme will be exercised or settled, as applicable, for shares of our Class A common stock or Class B common stock, as applicable.
(2)1/4 of the shares subject to the option award vest upon the one-year anniversary following the vesting commencement date and the remaining portion vest in 36 successive equal monthly installments thereafter, in each case, subject to the NEO’s continued service relationship with Circle through each applicable vesting date. The award is also subject to certain acceleration of vesting provisions described under “Potential Payments
Upon Severance or Change in Control” below.
(3)These RSUs vest over four years, with 1/4 of the shares subject to these RSU awards vesting upon the first anniversary of the vesting commencement date and the remaining portion vesting in 36 successive equal monthly installments thereafter, in each case, subject to the NEO’s continued service relationship with Circle through each applicable vesting date. The awards are also subject to certain acceleration of vesting provisions as described under “Potential Payments Upon Severance or Change in Control” below.
(4)These RSUs vest in 16 equal quarterly installments, subject to the NEO’s continued service relationship with Circle through each applicable vesting date. The awards are also subject to certain acceleration of vesting provisions as described under “Potential Payments Upon Severance or Change in Control” below.
(5)The shares subject to the option award vest in 16 equal quarterly installments thereafter, in each case, subject to the Mr. Razzaghi’s continued
service relationship with Circle through each applicable vesting date. The award is also subject to certain acceleration of vesting provisions described under “Potential Payments Upon Severance or Change in Control” below.
Option Exercises and Stock Vested
The following table sets forth information concerning stock options exercised and stock awards vested for our NEOs during our fiscal year ended December 31, 2025.

	Option Awards(1)		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeremy Allaire	—	—	317,065	16,858,739
Jeremy Fox-Geen	247,572	11,046,346	122,803	6,684,685
Kash Razzaghi	364,583	11,331,240	234,379	10,466,481
Heath Tarbert	7,970	1,244,914	343,958	18,778,648
Nikhil Chandhok	120,000	6,410,650	1,047,921	48,347,634
(1)The value realized for option awards and stock awards is based on the closing price per share of our Class A common stock on the applicable stock vesting date and, in the case of options, less than applicable exercise price.

70	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Potential Payments upon Severance or Change in Control
The table, footnotes, and narratives below reflect the assumption that a hypothetical termination of employment and/or change in control occurred on the last business day of our 2025 fiscal year.
Executive Severance Plan
We maintain the Executive Severance Plan, most recently updated as of January 1, 2025, which provide for certain payments and benefits in the event of a termination of employment, including an involuntary termination of employment in connection with a change in control of Circle. As a condition to receiving any severance pay or benefits under the Executive Severance
Plan, the NEO must execute a release of claims in favor of Circle.
Generally, the following definitions would apply under the Executive Severance Plan:
“Cause” generally means (i) the employee’s dishonest statements or acts with respect to Circle, or any current or prospective customers, suppliers, vendors, or other third parties with which Circle does business; (ii) the employee’s commission of (a) a felony or (b) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the employee’s willful failure to perform his or her assigned duties and responsibilities which failure continues after written notice given to the employee by
Circle; (iv) the employee’s gross negligence, willful misconduct, or insubordination with respect to Circle or any affiliate of
Circle; or (v) the employee’s material violation of any provision of any agreement(s) between the employee and Circle relating to non-solicitation, nondisclosure, and/or assignment of inventions.
“Good Reason” generally means any of the following unless such event is agreed to, in writing or as set forth below, by the employee: (i) a material reduction in the employee’s salary or benefits, other than as a result of a reduction in compensation affecting all similarly leveled employees of Circle, or its successor entity, generally; (ii) a material diminution of the employee’s duties or responsibilities or, in the event of a Change in Control, a substantial diminution in the employee’s title; (iii) a material change in the geographic location at which the employee must provide services to Circle; (iv) in the case of the Chief
Executive Officer, a change of reporting line such that he or she is no longer reporting directly to the board of directors and in the case of any other NEO, a change of reporting line such that he or she is no longer reporting directly to the Chief Executive
Officer; (v) reassignment of the employee into another Tier under the plan within ninety (90) days of entry into a letter of intent by Circle leading to a Change in Control without the prior written consent of the employee; or (vi) the failure of a successor to
Circle to assume the plan; provided that, if any of the events set forth above occurs, the employee is required to give prompt written notice of such event to Circle or its successor entity, and if such event is not cured within 30 days from such notice, the employee may exercise his or her right to resign for Good Reason.
Termination without cause or for good reason (not involving a change in control)
Each of our NEOs is eligible to receive certain termination benefits upon a termination by Circle without “cause” or by such individual for “good reason,” other than in connection with a change in control of Circle under the Executive Severance Plan.
The below table sets forth the payments and benefits each of our NEOs would receive upon a termination by Circle without
“cause” or by such individual for “good reason” had they terminated employment with us on December 31, 2025.
Termination without cause or for good reason in connection with a change in control
Under the Executive Severance Plan, in the event that the NEO’s employment is terminated by Circle without “cause” or by such individual for “good reason,” in each case, within three months prior to or 12 months after a “change in control” of Circle, then such individual would be eligible to receive the payments and benefits detailed below.
The Executive Severance Plan also includes a “best net” provision such that if the amounts to be received upon a termination of employment in connection with a change in control would trigger the excise tax on parachute payments, either the payments will be lowered so as not to trigger the excise tax, or they will be paid in full subject to the tax, whichever produces the better net after-tax position.

Proxy Statement 2026	71

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Quantification of termination payments and benefits
The table below sets forth the estimated payments and benefits that each fiscal year 2025 NEO would have been entitled to receive upon a qualifying termination of employment by the Company and/or the occurrence of a change in control, in each case assuming the relevant event occurred on December 31, 2025. Due to the number of factors that affect the nature and amount of any potential payments or benefits, actual payments and benefits may differ from those presented in the table below.

Name		Termination Without Cause or Resignation for Good Reason Other than Change in Control ($)	Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control ($)	Death/ Disability ($)
Jeremy Allaire	Cash severance	4,500,000	5,580,000	—
	Accelerated Vesting of Equity Awards	—	42,031,717	—
	Health Benefits	41,199	54,932	—
	TOTAL	4,541,199	47,666,649	—
Jeremy Fox-Geen	Cash severance	1,600,000	2,125,000	—
	Accelerated Vesting of Equity Awards	—	23,771,362	—
	Health Benefits	27,456	41,185	—
	TOTAL	1,627,456	25,937,547	—
Kash Razzaghi	Cash severance	1,600,000	2,125,000	—
	Accelerated Vesting of Equity Awards	—	14,815,616	—
	Health Benefits	24,564	36,847	—
	TOTAL	1,624,564	16,977,463	—
Heath Tarbert	Cash severance	1,600,000	2,125,000	—
	Accelerated Vesting of Equity Awards	—	59,487,147	—
	Health Benefits	29,891	44,837	—
	TOTAL	1,629,891	61,656,984	—
Nikhil Chandhok	Cash severance	1,600,000	2,125,000	—
	Accelerated Vesting of Equity Awards	—	28,436,938	—
	Health Benefits	29,891	44,837	—
	TOTAL	1,629,891	30,606,775	—

72	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of
Regulation S-K, we are providing the ratio of the annual total compensation of our median employee to the annual total compensation of our Chairman and CEO.
This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions that are particular to that company. As a result, and as explained by the
SEC when it adopted this rule, stockholders should keep in mind that the pay ratio disclosure was not designed to facilitate comparisons among companies, even those within the same industry, but rather to allow stockholders to better understand and assess each company’s compensation practices and pay ratio disclosures.
Pay Ratio
As of December 31, 2025, our Chairman and CEO was Mr. Allaire. The 2025 total compensation for Mr. Allaire, as reported in the Summary Compensation Table above, was $16,260,836, and the 2025 total compensation for the median employee was
$298,892, resulting in a pay ratio of approximately 54:1.
Median Employee Methodology
Circle is a global company operating in more than ten countries worldwide. As of December 31, 2025, Circle employed approximately 1,100 employees globally, with approximately 75% based in the United States and approximately 25% based outside of the United States. Circle aims to maintain a globally market-competitive compensation program that reflects both an employee’s position and geographic location. Accordingly, the compensation programs are designed to reflect local market practices across global operations.
In determining the pay ratio for 2025, Circle compiled compensation information for all full-time and part-time employees worldwide, excluding the Chairman and CEO, as of December 31, 2025. Circle did not include independent contractors or workers employed through third-party providers in the employee population.
For purposes of identifying the median employee from the global employee population, Circle compared the total target compensation of employees for 2025, consisting of (i) annual base salary, (ii) target annual bonus, and (iii) target equity awards. Compensation for employees paid in currencies other than U.S. dollars was converted to U.S. dollars using the applicable exchange rates as of December 31, 2025.
The SEC rules for identifying the median employee permit companies to adopt a variety of methodologies, including the use of estimates, assumptions, adjustments, and exclusions, as well as differing definitions of compensation. As a result, the median employee compensation and pay ratio reported by other companies may not be comparable to the pay ratio reported by Circle, as other companies may have different employee populations, compensation practices, and methodologies for identifying the median employee and calculating their pay ratios.

Proxy Statement 2026	73

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive Compensation Actually
Paid (“CAP”) and certain financial performance metrics of Circle. The following table provides information regarding compensation paid to our CEO and other NEOs, along with the cumulative total shareholder return (“TSR”) of our company and a group of our peers (described below), Net Income, and Adjusted EBITDA, which is considered the most important financial measure used by us to link CAP to our NEOs to our performance. For further information concerning our pay-for-
performance philosophy and how we align executive compensation with our performance, refer to the section entitled
“Compensation Discussion and Analysis”, beginning on page 50, and see “Additional Information—Non-GAAP Financial
Measures” below for a reconciliation of Adjusted EBITDA to net income (loss) from continuing operations, the most closely comparable GAAP measure. Note that our IPO occurred in June 2025, and we do not present information for years prior to when we became a public reporting company. The information contained in this “—Pay Versus Performance” section will not be incorporated into any of our filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate such information by reference therein.

	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO ($)(1)(2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)	Average Compensation Actually Paid to Non-CEO NEOs ($)(1)(2)	Year-End Value of $100 Invested on June 5, 2025		Net Income (Loss) ($ in Millions)	Company Selected Measure: Adjusted EBITDA ($ in Millions)
Year					Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)
2025	16,260,836	54,952,569	11,451,492	45,273,868	95.28	98.24	(70)	582
(1)Compensation Actually Paid to the CEO and the average CAP for the non-CEO NEOs in the table above reflects the following adjustments from the Summary
Compensation Table above. The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the CEO or non-CEO NEOs during 2025.

	CEO Dec 31 2025 ($)	Average Non-CEO NEOs Dec 31, 2025 ($)
Summary Compensation Table Total for CEO	16,260,836	11,451,492
Minus Grant Date Fair Value of Equity Awards in Summary Compensation Table	8,999,974	9,426,957
Plus Year End Fair Value of Equity Awards Granted During Year That are Outstanding and Unvested at FYE	22,904,298	16,593,700
Adjust for Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	12,917,073	11,745,459
Adjust for Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	152,865
Adjust for Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	11,870,336	14,757,310
Equals Compensation Actually Paid	54,952,569	45,273,868
No dividends or earnings were paid, and there were no changes in pension values as we do not sponsor any pensions.
(2)Stock options are valued as of the applicable measurement date using a Black-Scholes model, with assumptions consistent with those used for grant date fair value under ASC 718.
(3)Total Shareholder Return reflects the cumulative total return of an initial $100 investment in our Class A common stock, measured from June 5,
2025 (the date our Class A common stock began trading on the NYSE). Historical stock price performance is not necessarily indicative of future stock price performance. There were no dividends or other earnings paid in the covered fiscal year.
(4)The Peer Group Total Shareholder Return (“TSR”) set forth in this table utilizes the custom peer group which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in the Annual Report. The custom peer group includes COIN, PYPL, V, MA,
XYZ, HOOD, and BLSH.

74	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
COMPENSATION ACTUALLY PAID VS. TOTAL SHAREHOLDER RETURN (DEC. 31, 2025)

Compensation Actually Paid (millions)
60
40
20
0
6/5/25 (IPO)
2025
Total Shareholder Return
120
100
80
60

CEO CAP	Avg NEO CAP	CRCL TSR	PEER TSR
COMPENSATION ACTUALLY PAID VS. NET INCOME (LOSS) (DEC. 31, 2025)

100
0
-100
Compensation Actually Paid
(millions)
100
0
-100
Net Income/Loss
(millions)

CEO CAP	Avg NEO CAP	Net Income/Loss
COMPENSATION ACTUALLY PAID VS. ADJUSTED EBITDA(1) (DEC. 31, 2025)

75
50
25
0
Compensation Actually Paid (millions)
750
500
250
0
Adjusted EBITDA (millions)

CEO CAP	Avg NEO CAP	Adj EBITDA
(1)See “Additional Information—Non-GAAP Financial Measures” for a reconciliation of Adjusted EBITDA to net income (loss) from continuing operations.

Proxy Statement 2026	75

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
While we utilize several performance measures to align executive compensation with our performance, not all of those measures are presented in the Pay versus Performance Table. “Compensation Actually Paid”, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers, but does not reflect either the value attributed to those awards by the Compensation Committee at the time of grant or the actual amounts paid out for those awards. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. For a discussion of how our Compensation Committee assesses our performance and our NEOs’ pay, see
“Compensation Discussion and Analysis” in this Proxy Statement.
Most Important Measures for Determining NEO Pay
The following list includes the financial performance measures that we believe have been the most important in linking
Compensation Actually Paid to our NEOs to company performance.

Adjusted EBITDA
Stock Price
Revenue

Relationship Between Pay and Performance
We completed our initial public offering in 2025. Compensation Actually Paid, as defined by SEC rules, reflects adjustments to the value of equity awards based on factors such as year-end stock price, but does not represent actual payouts.
Compensation Actually Paid generally moves with our stock price. Adjusted EBITDA served as the highest-weighted metric and sole financial metric under the Executive Short-Term Incentive Plan. Although Revenue was not a direct metric in our
2025 compensation program, we consider it one of the most important financial performance measures because it reflects the scale of our business, the growth and diversification of our revenue streams, and the increasing adoption of our platform, all of which we believe are foundational to long-term value creation. The relationship between TSR, the financial measures shown, and Compensation Actually Paid is expected to become more meaningful over time as we establish a longer track record as a public company.

76	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation

Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation

In accordance with Section 14A of the Exchange Act, we are seeking a non-binding advisory vote from our stockholders on how often we should hold an advisory vote to approve executive compensation, commonly referred to as the “say-on-pay” vote.
After careful consideration, our Board recommends holding an advisory say-on-pay vote annually. Our Board believes that holding a say-on-pay vote annually is the most appropriate option because it gives us more frequent feedback from our stockholders on our executive compensation philosophy, objectives, and programs, as well as the compensation paid to our named executive officers. The next vote with respect to the frequency of future say-on-pay votes is expected to occur at the 2027 Annual Meeting.
For this proposal, pursuant to our amended and restated bylaws, for an option of every ONE YEAR, TWO YEARS, or
THREE YEARS to be considered to have been selected by our stockholders, the option must receive the majority of votes from the voting power of capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Although this advisory vote is non-binding, our Board and our Compensation
Committee will review and consider the voting results. Notwithstanding our Board’s present recommendation and the voting results, our Board may in the future decide to conduct advisory say-on-pay votes on a different frequency and may vary its practice based on future discussions with stockholders and/or changes to our executive compensation practices and programs.

Our Board recommends a vote FOR annual say-on-pay frequency.

Proxy Statement 2026	77

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Audit Matters

Ratification of the Appointment of Deloitte & Touche LLP as the Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte as our independent registered public accounting firm for 2026 and recommends that stockholders vote to ratify the appointment. Although we are not required by law or our amended and restated bylaws to obtain such ratification from our stockholders, we believe it is good practice to do so. If our stockholders do not ratify the appointment of Deloitte, our Audit Committee may reconsider its appointment. Our Audit
Committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders.
Deloitte has served as our independent registered public accounting firm since 2023. A representative of Deloitte is expected to be present at our Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they so desire.
The affirmative vote of the majority of voting power of capital stock present in person or represented by proxy at the
Annual Meeting and entitled to vote on the subject matter is required to approve this proposal.

Our Board recommends a vote FOR this proposal.

78	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Pre-Approval Policies and Procedures
Before we engage Deloitte to provide any audit or non-audit services, each engagement is submitted to the Audit Committee for its approval. The Audit Committee has adopted a policy concerning approval of audit and non-audit services proposed to be provided by the independent registered public accounting firm to us. The policy requires that all services, including audit services and permissible audit-related, tax, and non-audit services, proposed to be provided by the independent registered public accounting firm to us be pre-approved by the Audit Committee. The Audit Committee has also adopted procedures authorizing the chair of the Audit Committee to pre-approve interim requests for services under a specified dollar threshold, provided that the pre-approval is reviewed with the full Audit Committee at its next meeting. The pre-approval policy was in effect for services to be performed by Deloitte with respect to fiscal years 2025 and 2024.
Fees and Services
The following table sets forth all fees paid or accrued by us for the audit and other services provided by Deloitte during the years ended December 31, 2025 and 2024 (all of which were pre-approved by the Audit Committee), as well as the applicable out-of-pocket costs incurred in connection with the services:

	2025	2024
Audit Fees(1)	$5,874,885	$5,766,415
Audit-Related Fees(2)	$1,565,583	$1,359,714
Tax Fees(3)	$23,925	$79,050
All Other Fees(4)	$3,790	$26,963
Total	$7,468,183	$7,232,142
(1)“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; audit services related to our subsidiaries in connection with statutory filings; the review of our quarterly consolidated financial statements; assistance with and review of documents filed with the SEC; services in connection with our initial public offering, follow-on public offering and other registration statements;
comfort letters, consents and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).
(2)“Audit-related fees" primarily consists of fees for procedures performed in connection with service organizational control reports, attestation services and regulatory filings in connection with audit services for our subsidiaries.
(3)“Tax fees” primarily consist of fees for tax compliance, planning, and advisory services.
(4)“Other Fees” includes fees for services other than the services reported in audit fees, audit-related fees, and tax fees. These services primarily include fees for compliance-related services and agreed-upon-procedures.

Proxy Statement 2026	79

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Audit Committee Report
The Audit Committee consists solely of independent directors, as defined by the NYSE listing standards and Section 10A of the Exchange Act and SEC rules thereunder, and it operates under a written charter adopted by the Board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis, a copy of which can be found at investor.circle.com. Information contained on our website is not incorporated by reference in this Proxy Statement or considered to be part of this document, and our internet address is included in this document as an inactive textual reference only.
The Board has determined that (i) each member of our Audit Committee is financially literate and (ii) each of Ms. Ostling,
Mr. Broderick, Ms. Burns, and Mr. Date is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation
S-K promulgated under the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of the Audit Committee and the Board.
In assisting the Board in overseeing and monitoring the quality and integrity of Circle’s financial statements, the
Audit Committee:
•Reviewed and discussed Circle’s audited financial statements as of and for the fiscal year ended December 31, 2025 (the
“Audited Financial Statements”);
•Discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board (“PCAOB”) and the SEC; and
•Received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and discussed with Deloitte its independence from Circle and its management.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited
Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Audit Committee
Danita Ostling (Chair)
Craig Broderick
M. Michele Burns
Rajeev Date
Adam Selipsky

80	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Stock Ownership Information
Security Ownership of Certain Beneficial Owners,
Directors, and Management
The following table sets forth information as of March 16, 2026, the record date for the Annual Meeting, unless otherwise indicated in the footnotes below, with respect to the beneficial ownership of our common stock by: (i) each individual or entity known to us to own beneficially more than 5% of our capital stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Applicable beneficial ownership percentages are based on
228,495,769 shares of Class A common stock, 18,714,651 shares of Class B common stock, and no shares of Class C common stock outstanding as of March 16, 2026.
The amounts and percentages of shares of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of the security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be acquired this way are deemed to be outstanding for purposes of computing a person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities to which that person has no economic interest.
Except as otherwise indicated in the footnotes to the following table, each of the beneficial owners listed below has, to our knowledge, sole voting and investment power for the indicated shares of our capital stock. Unless otherwise noted, the address of each beneficial owner listed below is c/o Circle Internet Group, Inc., One World Trade Center, 87th Floor,
New York, NY 10007.

Proxy Statement 2026	81

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information

	Shares Beneficially Owned				Percent of Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number	Percent	Number	Percent
Directors and Executive Officers
Jeremy Allaire(2)	56,408	*	17,708,642	79.8%	23.9%
Jeremy Fox-Geen(3)	1,335,898	*	—	—%	*
Heath Tarbert(4)	645,145	*	—	—%	*
Nikhil Chandhok(5)	1,398,230	*	—	—%	*
Kash Razzaghi(6)	582,583	*	—	—%	*
Craig Broderick	24,617	*	—	—%	*
M. Michele Burns	343,538	*	—	—%	*
Rajeev Date(7)	194,342	*	—	—%	*
Bradley Horowitz(8)	14,010	*	—	—%	*
Kirk Koenigsbauer	—	*	—	—%	*
P. Sean Neville(9)	—	*	4,488,271	20.2%	6.1%
David Orfao	—	*	—	—%	*
Danita Ostling	23,790	*	—	—%	*
Adam Selipsky	—	*	—	—%	*
All directors and executive officers as a group (14 persons)	4,618,561	2.0%	22,196,913	100%	31.4%
Other 5% Stockholders
Entities affiliated with IDG Capital(10)	18,581,540	8.1%	—	—%	5.7%
Entities affiliated with Oak Investment Partners(11)	11,880,678	5.2%			3.6%
*Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Percentage of total voting power represents voting power with respect to all shares of our common stock, as a single class outstanding as of
March 16, 2026. The holders of our Class B common stock are entitled to five votes per share, and holders of our Class A common stock are entitled to one vote per share. Holders of our Class C common stock are not entitled to vote, other than to the extent set forth in our certificate of incorporation or otherwise required by applicable law; however, there were no shares of Class C common stock outstanding as of March 16, 2026.
(2)Consists of (i) 56,408 shares of Class A common stock and 15,859,769 shares of Class B common stock held by Mr. Allaire individually; (ii) 0 shares of Class A common stock and 30,388 shares of Class B common stock issuable upon the vesting of RSUs held by Mr. Allaire that will vest within 60 days of the Record Date; (iii) 0 shares of Class A common stock and 1,482,801 shares of Class B common stock issuable upon the exercise of stock options held by Mr. Allaire that are exercisable within 60 days of the Record Date; and (iv) 335,684 shares of Class B common stock held by the Allaire 2025 Qualified Annuity Trust, of which Mr. Allaire is the sole trustee. The amount excludes (i) 66,378 shares of Class A common stock held by the Spruce Trust, (ii) 66,378 shares of Class A common stock held by the Beech Trust, (iii) 66,382 shares of Class A common stock held by the Oak Trust, and (iv) 66,378 shares of Class A common stock held by the Chestnut Trust, in each case, legal counsel to
Mr. Allaire is the sole trustee.
(3)Consists of (i) 39,564 shares of Class A common stock held by Mr. Fox-Geen; (ii) 16,229 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Fox-Geen that will vest within 60 days of the Record Date; and (iii) 1,280,105 shares of Class A common stock issuable upon the exercise of stock options held by Mr. Fox-Geen that are exercisable within 60 days of the Record Date.
(4)Consists of (i) 77,102 shares of Class A common stock held by Mr. Tarbert; (ii) 34,989 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Tarbert that will vest within 60 days of the Record Date; and (iii) 533,054 shares of Class A common stock issuable upon the exercise of stock options held by Mr. Tarbert that are exercisable within 60 days of the Record Date.
(5)Consists of (i) 214,423 shares of Class A common stock held by Mr. Chandhok; (ii) 14,965 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Chandhok that will vest within 60 days of the Record Date; and (iii) 1,168,842 shares of Class A common stock issuable upon the exercise of stock options held by Mr. Chandhok that are exercisable within 60 days of the Record Date.
(6)Consists of (i) 448,505 shares of Class A common stock held by Mr. Razzaghi; (ii) 7,095 shares of Class A common stock issuable upon the vesting of RSUs held by Mr. Razzaghi that will vest within 60 days of the Record Date; and (iii) 126,983 shares of Class A common stock issuable upon the exercise of stock options held by Mr. Razzaghi that are exercisable within 60 days of the Record Date.
(7)Consists of (i) 152,328 shares of Class A common stock held by Mr. Date individually; and (ii) 42,014 shares of Class A common stock issuable upon the exercise of stock options held by Mr. Date that are exercisable within 60 days of the Record Date.

82	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
(8)Consists of (i) 13,049 shares of Class A common stock held by Mr. Horowitz; and (ii) 961 shares of Class A common stock held by Dharma
Revocable Living Trust, a revocable grantor living trust of which Mr. Horowitz and his spouse are co-trustees and co-beneficiaries.
(9)Consists of (i) 2,366,356 shares of Class B common stock held by Mr. Neville individually; (ii) 1,969,073 shares of Class B common stock issuable upon the exercise of stock options held by Mr. Neville that are exercisable within 60 days of June 30, 2025; and (iii) 152,842 shares of Class B common stock held by the Neville 2025 Qualified Annuity Trust, of which Mr. Neville is the sole trustee. The amount excludes 33,568 shares of
Class A common stock held by the Calico Trust, of which the trustees are Mr. Neville’s wife, Mr. Neville’s daughter, and Mr. Neville’s brother-in-law.
(10)Based solely on information as of February 4, 2026 in Amendment No. 1 to Schedule 13G filed with the SEC by Chuang XI Capital Ltd, IDG-Accel
China Capital GP II Associates Ltd., Wide Palace Ltd, IDG China Capital Fund GP III Associates Ltd., Ho Chi Sing, and Zhou Quan. Consists of an
aggregate of 18,581,540 shares of Class A common stock, comprised of (i) 7,308,170 shares held of record by Chuang Xi Capital Limited and
(ii) 11,273,370 shares held of record by Wide Palace Limited. IDG-Accel China Capital GP II Associates Ltd. is the ultimate general partner of the holding entities of Chuang Xi Capital Limited, and IDG China Capital Fund GP III Associates Ltd. is the ultimate general partner of the holding entities of Wide Palace Limited. Accordingly, each may be deemed to have voting and dispositive power with respect to the shares held by the applicable record holder, and may be deemed to share voting and dispositive power with respect to the shares held by the other record holders. Chi
Sing Ho and Quan Zhou (directors and shareholders of both IDG-Accel China Capital GP II Associates Ltd. and IDG China Capital Fund GP III
Associates Ltd.) may also be deemed to share voting and dispositive power with respect to these shares. The address of each of the entities and individuals listed is Room 5505, 55/F, The Center, 99 Queen’s Road, Central, Hong Kong.
(11)Based solely on information as of June 30, 2025 in Schedule 13G filed with the SEC by Oak Investment Partners XIII, L.P (“Oak XIII”) Oak
Associates XIII, LLC (“Oak Associates XII”) Oak Management Corporation (“Oak Management”), Bandel L. Carano, Edward F. Glassmeyer, Fredric
W. Harman, Ann H. Lamont, Grace A. Ames, and Andrew Adams. Consists of 11,880,678 shares of Class A common stock held of record by Oak
XIII. Oak Associates XIII is the general partner of Oak XIII, and Oak Management is the manager of Oak XIII. As a result, Oak Associates XIII and
Oak Management, and the managing members of Oak Associates XIII (Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman, Ann H.
Lamont, Grace A. Ames and Andrew Adams), may be deemed to share voting and dispositive power with respect to the shares held by Oak XIII.
The address of each of the entities and individuals listed is c/o Oak Management Corporation 195 Danbury Road, Building A, Suite 220 Wilton,
Connecticut, 06897.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires officers, directors and persons who beneficially own more than 10% of our shares to file reports of ownership on Form 3 and reports of changes in ownership on Forms 4 or 5 with the SEC. The reporting officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on its review of copies of such reports, we believe that all Section 16(a) filing requirements applicable to its directors, officers and 10% stockholders were complied with in a timely manner during fiscal year 2025.

Proxy Statement 2026	83

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Equity Compensation Plan Information
The following table presents information as of December 31, 2025, with respect to compensation plans under which shares of our common stock may be issued.

Plan Category		Number of Securities to Be Issued Upon Exercise of Outstanding Options and RSUs (in millions) (a)		Weighted-average Exercise Price of Outstanding Options (b)(3)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (in millions) (c)
Equity Compensation Plans Approved by Security Holders	Class A common stock	24.110	(1)	$13.89	33.919	(4)(5)
	Class B common stock	4.050	(2)	$4.29	—
Equity Compensation Plans Not Approved by Security Holders		—		—	—
Total	Class A common stock and Class B common stock	28.160		$11.36	33.919
(1)Represents Class A common stock underlying RSUs and options granted under the Circle Internet Financial Limited Share Award Scheme, the
Circle Internet Group, Inc. Share Award Plan, and the Circle Internet Group, Inc. 2025 Omnibus Incentive Plan.
(2)Represents Class B common stock underlying RSUs and options granted under the Circle Internet Financial Limited Share Award Scheme, the
Circle Internet Group, Inc. Share Award Plan.
(3)The weighted-average exercise price is calculated based solely on outstanding stock options. It does not reflect the shares that will be issued in connection with the settlement of RSUs, which have no exercise price.
(4)Consists of 28.265 million shares of Class A common stock remaining available for future issuance under the Circle Internet Group, Inc. 2025
Omnibus Incentive Plan and 5.653 million shares of Class A common stock remaining available for future issuance under the Employee Stock
Purchase Plan (the “ESPP”).
(5)The number of shares available for grant and issuance under the Circle Internet Group, Inc. 2025 Omnibus Incentive Plan is automatically increased on the first day of each fiscal year following the effective date of the plan by a number equal to the lesser of (i) 5% of the aggregate number of shares of all classes of our common stock outstanding on the last day of the immediately preceding fiscal year; and (ii) the number of shares determined by the Compensation Committee in its discretion. The number of shares available for grant and issuance under the ESPP is automatically increased on the first day of each fiscal year following the effective date of the Plan by a number equal to the lesser of (i) 1% of the aggregate number of shares of all classes of our common stock outstanding on the last day of the immediately preceding fiscal year; and (ii) the number of shares determined by the Board in its discretion and subject to a limit on the maximum number of shares of our Class A common stock that may be issued under the ESPP.

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About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Stockholder Proposals for 2026
Annual Meeting
Proposals for Business for Inclusion in Our 2027 Proxy Statement (Rule 14a-8
Stockholder Proposals)
Stockholders may present proper proposals for inclusion in our 2027 proxy statement and for consideration at our 2027 annual meeting by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our 2027 proxy statement for the 2027 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive office no later than December 2, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-
sponsored proxy materials. Stockholder proposals should be addressed to:
Circle Internet Group, Inc.
Attention: Corporate Secretary
One World Trade Center, 87th Floor
New York, NY 10007
Advance Notice Provisions
Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8. Our amended and restated bylaws provide that, as set forth in greater detail therein, the only business that may be conducted at an annual meeting of stockholders is business that is (i) pursuant to our notice of meeting (or any supplement thereto), (ii) by or at the direction of our Board or any Committee thereof duly authorized, (iii) as may be provided in the certificate of designations for any series of preferred stock, or (iv) properly brought before such meeting by a stockholder who (A) is a stockholder of record at the time of giving of notice, (B) is a stockholder of record at the time of such annual meeting, (C) is entitled to vote at the annual meeting, and (D) complies with the procedures set forth in our amended and restated bylaws, including delivering timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for the 2027 annual meeting, our Corporate Secretary must receive the written notice at our principal executive office:
•no earlier than 9:00 a.m. Eastern Time on January 14, 2027; and
•no later than 5:00 p.m. Eastern Time on February 13, 2027.
In the event that the date of the 2027 annual meeting is advanced more than 30 days prior to the anniversary of our 2026 annual meeting or delayed more than 70 days after the anniversary of our 2026 annual meeting, then to be timely such notice must be received by our Corporate Secretary no earlier than 9:00 a.m. Eastern Time on the date that is 120 days prior to the
2027 annual meeting and no later than 5:00 p.m. Eastern Time on the date that is no later than 90 days prior to (i) the date of the 2027 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2027 annual meeting was first made by us.
Presentation of Proposal
Unless otherwise required by law, if a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting (or a qualified representative of the stockholder) does not appear at such annual meeting to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by us and counted for purposes of determining a quorum.

Proxy Statement 2026	85

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Nomination or Recommendation of Director Candidates
Our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. Stockholders are advised to review our amended and restated bylaws, which contain additional requirements with respect to the nomination of directors by stockholders. In addition, the notice of nomination must comply with Rule 14a-19 under the Exchange Act. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our amended and restated bylaws as described above. In addition, the stockholder must give timely notice to our
Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above in the section entitled “Advance Notice
Provisions” for stockholder proposals that are not intended to be included in a proxy statement.
Stockholders may also recommend director candidates for consideration by our Nominating and Corporate Governance
Committee. Any such recommendations should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and Circle, and evidence of the recommending stockholder’s ownership of our capital stock, and should be directed to our Corporate Secretary at the address set forth above.
Availability of Amended and Restated Bylaws
A copy of our amended and restated bylaws is available via the SEC’s website. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

86	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Information About the Annual
Meeting and Voting
Attending the Annual Meeting
How can I attend the Annual Meeting?
You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/CRCL2026, where you will be able to listen to the meeting live, submit questions, and vote online. The Board has determined to hold a virtual meeting because it improves stockholder access, encourages greater global participation, and lowers costs compared to an in-person meeting. Our amended and restated bylaws permit stockholder meetings to be held solely by means of remote communication,
Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
The Annual Meeting will start at 10:00 a.m. ET on May 14, 2026. We recommend that you log in a few minutes early to ensure you have access when the meeting starts. Online check-in will begin fifteen minutes prior to the start of the meeting. To enter the meeting, you will need the 16-digit control number, which is included in the Notice of Internet Availability of Proxy Materials
(the “Notice of Internet Availability”) or on your proxy card if you are a stockholder of record, or included with your voting instruction card and voting instructions received from your broker, bank, trustee, or other holder of record if you hold your shares of common stock in “street name.”
Will I be able to ask questions and participate in the virtual Annual Meeting?
After voting has taken place and the formal meeting has adjourned, we will hold a brief question and answer session. Only stockholders of record as of the record date for the Annual Meeting and their duly appointed proxy holders may submit questions. Stockholders and their proxy holders will be able to submit questions prior to the Annual Meeting by visiting
www.proxyvote.com or during the Annual Meeting by joining the virtual Annual Meeting and typing the question in the box provided.
We intend to address questions that are relevant to the business of the Annual Meeting and to Circle’s business, and that comply with the meeting procedures. To help ensure that we have a fair, productive, and orderly meeting, we ask that you limit your submission to one brief question that is relevant to the Annual Meeting or our business. Questions may be grouped by topic with a representative question read aloud and answered. In addition, questions may be deemed to be out of order if they are, among other things, irrelevant to our business, repetitious of statements already made, or in furtherance of the speaker’s own personal, political, or business interests. We will endeavor to answer as many appropriate questions as practicable during the Annual Meeting, subject to time constraints. We do not intend to post questions received during the Annual Meeting on our website.
What do I do if I have trouble accessing the Annual Meeting?
Technicians will be ready to assist at the number listed on the meeting website if any technical difficulties arise. We will make a replay of the Annual Meeting available on our Investor Relations website until the next annual meeting.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Voting Procedures
Who may vote at the Annual Meeting?
Holders of our Class A and Class B common stock as of the close of business on March 16, 2026, the record date for the
Annual Meeting, may vote at the Annual Meeting. As of the record date, there were no holders of Class C common stock, which is non-voting. As of the close of business on March 16, 2026, there were 228,495,769 shares of Class A common stock,
18,714,651 shares of Class B common stock, and no shares of Class C common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of
Class A common stock held as of the record date for the Annual Meeting is entitled to one vote on each proposal and each share of Class B common stock held as of the record date for the Annual Meeting is entitled to five votes on each proposal
(subject, in the case of the Class B common stock, to an aggregate cap of 30% of the total voting power of our capital stock).
How do I vote?
If you hold your shares in a brokerage account in your broker’s name (“street name”), you will receive voting instructions provided by your broker, bank, trustee or nominee. If you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.
If you are a registered stockholder (i.e., your shares are registered in your own name with our transfer agent, Computershare
Trust Company, N.A.) then you can vote any one of four ways:
•Via the Internet Prior to the Annual Meeting. You may vote by visiting www.proxyvote.com and entering the 16-digit control number found in the Notice of Internet Availability, proxy card, or voting instruction form.
•By Telephone. You may vote by calling 1-800-690-6903, the toll-free number found in the proxy card, voting instruction form or provided on the website listed on the Notice of Internet Availability.
•By Mail. If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card (if you are a stockholder of record) or voting instruction form (if you are a beneficial owner) and sending it back in the envelope provided.
•Via the Internet During the Annual Meeting. Even if you plan to attend the Annual Meeting, you are encouraged to vote beforehand by Internet, telephone, or mail. You may also vote during the Annual Meeting (up until the closing of the polls)
by visiting www.virtualshareholdermeeting.com/CRCL2026, entering the 16-digit control number found in the Notice of
Internet Availability, proxy card, or voting instruction form and following the instructions available on the website.
What happens if I do not give specific voting instructions when I deliver my proxy?
•Stockholder of Record. The persons named as proxies will vote your shares in accordance with your instructions. If your properly executed proxy does not contain voting instructions, the persons named as proxies will vote your shares in accordance with the voting recommendations of the Board.
•Beneficial Owner of Shares Held in Street Name. If you are the beneficial owner of shares held in street name, you have the right to direct your bank or broker how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, under NYSE rules, it will nevertheless be entitled to vote your shares with respect to “routine” matters, but it will not be permitted to vote your shares with respect to “non-
routine” matters. In the case of a non-routine matter, your shares will be considered “broker non-votes” on that proposal.
Proposal 4 (Ratification of the Appointment of Deloitte as the Independent Registered Public Accounting Firm) is a matter we believe is “routine.” Proposal 1 (Election of Directors), Proposal 2 (Advisory Vote to Approve Named Executive Officer
Compensation), and Proposal 3 (Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive
Officer Compensation) are matters we believe are considered “non-routine.” If you are a beneficial owner and do not give voting instructions to your bank or brokerage firm on certain matters, we believe your bank or broker may vote your shares with respect to Proposal 4, but not Proposals 1-3.

88	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
What constitutes a quorum in order to hold and transact business at the
Annual Meeting?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting and conduct business under our amended and restated bylaws and Delaware law. The presence, virtually or by proxy, of the holders of record of a majority of the voting power of the outstanding capital stock entitled to vote at the meeting constitutes a quorum to call the Annual Meeting. Votes “for” and “against,” abstentions, and broker non-votes will be counted as present for purposes of establishing a quorum.
If a share of our common stock is represented for any purpose at a meeting, it is deemed present for quorum purposes for all other business conducted at the meeting and any adjournments of the meeting unless a new record date is or must be set for the adjourned meeting.
How can the Annual Meeting be adjourned?
In the event there are not sufficient votes to approve a proposal at the Annual Meeting, the meeting may be adjourned in order to permit further proxy solicitation. Under our amended and restated bylaws, if a quorum is not present at the Annual Meeting, the chairperson of the meeting or the holders of a majority of the voting power of the shares present at the meeting or represented by proxy and entitled to vote at the meeting may adjourn the meeting. If the Annual Meeting is adjourned for
30 days or less and no new record date is fixed for the adjourned meeting, no further notice of the adjourned meeting is required other than an announcement at the meeting at which the adjournment is taken or as otherwise permitted under
Delaware law. If the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to stockholders entitled to vote at the meeting. If after the adjournment, a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the new record date will be the same or earlier than the date fixed for determination of stockholders entitled to vote at the adjourned meeting.
What is the voting requirement to approve each of the proposals?
Assuming the existence of a quorum at the Annual Meeting:

Proposal	Vote Required^	Abstentions	Broker Non-Votes
1.Election of Directors	Plurality+	No effect	No effect
2.Advisory Vote to Approved Named Executive Officer Compensation	Majority	No effect	No effect
3.Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation	Majority	No effect	No effect
4.Ratification of the Appointment of Deloitte as the Independent Registered Public Accounting Firm	Majority	No effect	None
^    Of votes cast by stockholders entitled to vote thereon who are present or represented by proxy at the Annual Meeting.
*    Broker Non-Votes. As described above, if you are a beneficial holder (hold your shares in street name), your vote instructs your broker, bank, or other nominee, as the holder of record, how to vote your shares. If you do not provide voting instructions to your broker, bank, or other nominee, your nominee will have discretion to vote your shares on routine matters; however, your shares will not be voted on the other (non‑routine) matters on the Annual Meeting agenda, resulting in “broker non‑votes” with respect to those other (non‑routine) matters. Proposal 4 (Ratification of the
Appointment of Deloitte as the Independent Registered Public Accounting Firm) is expected to be the only item on the agenda for the Annual
Meeting that is considered routine. These shares will be counted for purposes of establishing a quorum at the Annual Meeting. Whether a proposal is considered routine or non‑routine is subject to NYSE rules that govern the conduct of brokers and final determination by such stock exchange.
Even with respect to routine matters, some brokers are choosing not to exercise discretionary voting authority. As a result, we urge you to direct your broker, bank, or other nominee how to vote your shares on all proposals to ensure that your vote is counted.
+    Director Elections. Our amended and restated bylaws provide that, to be elected at our Annual Meeting, a director nominee must receive a plurality of the votes cast in respect of the shares present or represented by proxy at the Annual Meeting. In determining the number of votes cast for or against a nominee, neither shares abstaining nor any broker non-votes are treated as votes cast, and thus abstentions and broker non-votes have no effect on the election of directors.

Proxy Statement 2026	89

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Can I revoke my proxy or change my vote after I have voted?
If you are a stockholder of record, you may revoke your proxy and change your vote by:
•delivering written notice to the Corporate Secretary that is received on or before 11:59 p.m. Eastern Time on May 13, 2026;
•submitting a later-dated proxy over the internet or by telephone in accordance with the instructions in the Notice or the proxy card; or
•voting your shares electronically during the Annual Meeting.
Your virtual attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again.
If you are the beneficial owner of shares held in street name, you should contact your broker, bank, or other nominee to change your vote or revoke your proxy.
Who will count the votes?
Broadridge Financial Solutions, Inc. will receive and tabulate the proxies, and a representative of Broadridge Financial
Solutions, Inc. will act as the inspector of election and certify the results.
Are votes confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. We will not disclose the proxy instructions or ballots of individual stockholders, except: (i) as necessary to meet applicable legal requirements and to assert or defend claims for or against us; (ii) to facilitate a successful proxy solicitation; (iii) if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (iv) to allow the independent inspector of election to certify the results of the vote.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on
Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
How are proxies solicited and what is the cost?
We are providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at our Annual
Meeting. We bear all expenses incurred in connection with the solicitations of proxies. We have engaged Georgeson LLC to solicit proxies for an estimated fee of $20,000, plus expenses. Proxies may be solicited in person, through the mail, or by telephone, email, or other electronic means by our directors, officers, and employees without additional compensation. We will also reimburse brokers, nominees, and fiduciaries for their costs in sending proxy materials to holders of our common stock.
How can I inspect a list of stockholders entitled to vote at the Annual Meeting?
Stockholders wishing to inspect the list of registered stockholders of our company as of the record date should send an e-mail to corporatesecretary@circle.com. Please include (i) your name and (ii) if you hold your shares through a broker, bank or other intermediary, an image of your stock ownership statement. Upon verification of your status as a stockholder, you will be provided access to view and inspect the list of registered stockholders as of the record date. Stockholders will not be able to download or print the list.
Whom do I contact if I have questions about the Annual Meeting?
If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:
Georgeson LLC
1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Stockholders, Banks, and Brokers: Call Toll-Free: 866-889-2033

90	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
2026 Proxy Materials
Why am I receiving these proxy materials?
Our Board has made these materials available to you on the internet or has delivered printed versions of these materials to you by mail in connection with the Board’s solicitation of proxies for use at our Annual Meeting of Stockholders. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Jeremy Allaire (our co-Founder, Chairman, and CEO) and Sarah K. Wilson
(our General Counsel and Corporate Secretary) have been designated as proxy holders by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new
Annual Meeting date as well, unless you have properly revoked your proxy, as described above.
Why did I receive a Notice of Internet Availability in the mail instead of printed proxy materials?
In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to selected stockholders by providing access to these documents over the internet.
Accordingly, on or about April 1, 2026, we sent a Notice of Internet Availability to most of our stockholders.
These stockholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number or emailing the address found on the
Notice of Internet Availability. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.
How can I get electronic access to the proxy materials?
The Notice of Internet Availability provides you with instructions regarding how to:
•view our proxy materials for the Annual Meeting on the internet;
•vote your shares after you have viewed our proxy materials;
•request a printed copy of the proxy materials; and
•instruct us to send our future proxy materials to you electronically by email.
In addition, we will provide to any stockholder without charge, upon written or oral request, a copy of our Proxy Statement and
Annual Report on Form 10-K for the year ended December 31, 2025 (without exhibits). Requests should be directed to Circle
Internet Group, Inc., Attention: Corporate Secretary, One World Trade Center, 87th Floor, New York, NY 10007.
What is “householding”?
We have adopted a practice approved by the SEC called “householding.” This means that stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Notice and our 2025 Annual Report to Stockholders and Proxy Statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces printing costs and postage fees. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card.
Stockholders may revoke their consent to future householding mailings or enroll in householding by contacting Broadridge at
1-800-579-1639, or by writing to Broadridge at sendmaterial@proxyvote.com. If you would like to receive a separate 2025
Annual Report to Stockholders or Proxy Statement, please send an email to corporatesecretary@circle.com.

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Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Additional Information
We do not know of any matters, other than those described in this Proxy Statement, that may be presented for action at the
Annual Meeting. If any other matters properly come before the Annual Meeting, your proxy gives authority to the persons designated as proxies to vote in accordance with their best judgment. The Chair of the Annual Meeting may refuse to allow the presentation of a proposal or a nomination for the Board at the Annual Meeting if it is not properly submitted.
Non-GAAP Financial Measures Reconciliation
To provide investors with additional information regarding our financial results, we have disclosed in certain places in this
Proxy Statement Adjusted EBITDA, a non-GAAP financial measure that we calculate as net income (loss) from continuing operations excluding: net income (loss) attributable to noncontrolling interests; depreciation and amortization expenses;
interest expense, net of amortization of discounts and premiums; interest income; income tax expense (benefit); stock-based compensation expense; certain legal expenses; realized and unrealized (gains) losses, net, on digital assets held for investment, other related investments and strategic investments; realized (gains) losses on available-for-sale debt securities;
impairment losses on strategic investments; restructuring expenses; acquisition-related costs; change in fair value of convertible debt, warrant liability, and embedded derivatives; charitable contributions to Circle Foundation; losses on sale of long-lived assets and foreign currency exchange loss (gain). We have provided a reconciliation below of Adjusted EBITDA to net income (loss) from continuing operations, the most directly comparable GAAP financial measure.
We present Adjusted EBITDA because it is a key measure used by our management and board of directors to monitor and evaluate the growth and performance of our business operations, facilitate internal comparisons of the historical operating performance of our business operations, facilitate external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures or operating histories, review and assess the performance of our management team and other employees, and prepare budgets and evaluate strategic planning decisions regarding future operating investments. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.
We believe it is useful to exclude non-cash charges, such as depreciation and amortization, stock-based compensation expense, and change in fair value of various financial instruments from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations. We believe it is useful to exclude income tax expense (benefit), interest income, interest expense, and non-routine items as these items are not components of our core business operations.
Adjusted EBITDA has limitations as a financial measure and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect capital expenditure requirements for such replacements or for new capital expenditures;
•Adjusted EBITDA does not reflect stock-based compensation. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a recurring expense in our business and an important part of our compensation strategy;
•Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital;
•Adjusted EBITDA excludes one-time non-routine items; and
•Other companies, including companies in our industry, may calculate Adjusted EBITDA differently, which reduces its usefulness as a comparative measure.
Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income (loss), and our other GAAP results.

92	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
The following table reconciles Adjusted EBITDA to net income (loss) from continuing operations, the most closely comparable
GAAP financial measure, for the periods indicated (in thousands):

	Year Ended December 31,
	2025	2024
Net income (loss) from continuing operations	$(69,518)	$156,991
Less: Net loss attributable to noncontrolling interests	(10)	—
Net income (loss) from continuing operations attributable to common stockholders	$(69,508)	$156,991
Adjusted for:
Depreciation and amortization expenses	76,627	50,854
Interest expense, net of amortization of discounts and premiums	1,226	1,906
Interest income(1)	(47,672)	(34,712)
Income tax expense (benefit)	(33,375)	64,583
Stock-based compensation expense	566,177	50,134
Legal expenses(2)	9,500	9,281
Realized and unrealized (gains), net, on digital assets held for investment, other related investments and strategic investments	(24,816)	(9,464)
Realized (gains) losses on available-for-sale debt securities	—	(88)
Impairment losses on strategic investments	1,006	2,358
Restructuring expenses(3)	—	3,186
Acquisition-related costs(4)	535	1,054
Change in fair value of convertible debt, warrant liability, and embedded derivatives	71,422	(11,653)
Charitable contributions to Circle Foundation(5)	23,149	—
Losses on sale of long-lived assets	22	73
Foreign currency exchange loss	7,922	368
Adjusted EBITDA	$582,215	$284,871
(1)Reflects interest income from corporate cash and cash and cash equivalents balances. For the avoidance of doubt, this amount does not include the impact of reserve income.
(2)Reflects litigation expenses related to the FT Partners litigation, legal and settlement expenses related to legacy businesses, and legal fees and other costs related to the one-time establishment of new governance structures to comply with U.S. regulatory requirements.
(3)Reflects one-time restructuring expenses incurred in connection with our change in domicile from the Republic of Ireland to the State of Delaware.
(4)Reflects one-time legal and professional services costs related to the Hashnote acquisition.
(5)Reflects the charge related to the charitable contribution of shares of our Class A common stock for the benefit of Circle Foundation, a donor-
advised fund.

Proxy Statement 2026	93

Audit Matters	Stock Ownership Information	Stockholder Proposals for 2026 Annual Meeting	Information About the Annual Meeting and Voting	Additional Information
Corporate Impact Highlights
Our mission, to raise global economic prosperity through the frictionless exchange of value, is furthered by Circle Impact, a strategic initiative that leverages our products and stablecoin infrastructure to help drive financial inclusion, modernize humanitarian finance, and strengthen long-term economic resilience.
Circle Impact centers on commercial engagement with multilateral institutions, development banks, and leading non-
governmental organizations. These counterparties can benefit from the greater cross-border transaction speed, foreign exchange integration, retail payment connectivity, and programmable transparency that we offer. Our infrastructure, including
USDC and related capabilities, enables near-instant settlement, enhanced accountability, and more efficient bulk financial flows, particularly in environments where traditional banking rails are limited or under stress.
The current global environment underscores urgency—humanitarian crises are outpacing traditional funding channels and scrutiny around aid effectiveness and transparency is increasing, making digital solutions more attractive. We have demonstrated real-world impact through collaborations supporting Ukrainians displaced by war, Venezuelan healthcare workers and entrepreneurs, women and families in the Middle East, and other vulnerable populations by delivering aid and support with greater speed, traceability, and operational efficiency.
Building on years of mission-driven engagement and global partnerships, the Circle Foundation (the “Foundation”), established in 2025, formalizes our philanthropic strategy and reflects our commitment under the Pledge 1% movement to dedicate financial resources to advance mission-aligned social impact. The Foundation focuses on two strategic priorities: (1)
accelerating U.S. small business growth by supporting technology-enabled organizations across the small business ecosystem
—including catalytic investments in Community Development Financial Institutions; and (2) modernizing global humanitarian finance by backing tech-forward humanitarian and nonprofit organizations that use innovation to deliver impact more effectively and efficiently.
At the World Economic Forum in Davos this year, we
announced the Foundation’s first major international grant to support the United Nations Refugee Agency’s Digital Hub of
Treasury Solutions (“DHoTS”). This initiative seeks to
modernize the way more than $38 billion in annual
humanitarian funds move across the global system, which
today still often rely on slow, costly legacy financial rails. The grant builds on a successful 2022 pilot to support Ukrainian refugees, in which USDC-based aid disbursements
significantly improved delivery speed and accountability. By enabling regulated stablecoin integration, the DHoTS
collaboration aims to reduce delivery costs, enhance
transparency and traceability, enable near-instant
cross-border transfers, support seamless local currency
conversions, automate programmable disbursements, and
strengthen system-wide financial resilience.

94	Proxy Statement 2026

About Circle	Proxy Voting Roadmap	Board and Governance Matters	2025 Director Compensation	Executive Compensation
Extending this commitment through ecosystem engagement, the Circle Alliance Program supports social entrepreneurs, fintech innovators, multilateral partners, and mission-driven organizations seeking to accelerate adoption of trusted digital financial tools for high-impact use cases. Through technical collaboration, shared learning, coordinated deployments, and ecosystem-wide pilots, the Alliance helps translate infrastructure into measurable, real-world outcomes.
As a core component of this initiative, our annual Unlocking Impact Pitch Competition spotlights and supports high-potential startups and organizations leveraging USDC and blockchain-based solutions to address pressing global challenges. By elevating scalable use cases and connecting innovators with institutional partners, the program helps expand the practical application of the internet financial system in service of inclusive growth.
Together, these initiatives reinforce that mission-driven engagement is not adjacent to the business—it is central to long-term value creation, global positioning, and the advancement of a more inclusive, transparent, and resilient internet financial system.

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CRCL2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92949-P42417 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CIRCLE INTERNET GROUP, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Three Class I Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Jeremy Allaire	☐	☐	☐
1b. Craig Broderick	☐	☐	☐
1c. P. Sean Neville	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	**Against**	**Abstain**
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

The Board of Directors recommends you vote 1 Year on the following proposal:

	1 Year	**2 Years**	**3 Years**	**Abstain**
3. Advisory Vote to Approve the Frequency of Future Advisory Votes on Named Executive Officer Compensation	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V92950-P42417

CIRCLE INTERNET GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 14, 2026 10:00 A.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Jeremy Allaire and Sarah K. Wilson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of CIRCLE INTERNET GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time, on Thursday, May 14, 2026, at www.virtualshareholdermeeting.com/CRCL2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side